                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   COMC, INC.
                                 --------------
                (Name of Registrant as Specified In Its Charter)

                        -------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

                             [COMC, Inc. Letterhead]



Dear Shareholder:

           You are cordially invited to attend our Annual Meeting of Shareholders at 9:00 A.M. on Tuesday, November 28, 2000, at the executive offices of COMC, Inc., located at 2840 Howe Road, Suite C, Martinez, California, 94553-4000. At the Annual Meeting, we will review our 1999 performance and answer any questions you may have.

           With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card and the 1999 annual report. This year we have made arrangements for you to vote in person or by the traditional proxy card. See the proxy card for instructions on these methods of voting.

           We have taken the opportunity to write the proxy statement in jargon-free "plain English." We hope you find its simplified format helpful and we welcome your comments.

           There are a total of five proposals for you to consider and decide upon.

           First, you will be deciding who will serve as our directors until our next Annual Meeting. The nominated directors, if elected also will serve on the board of our subsidiary, ICF Communication Solutions, Inc. Our Board and management believe that the five nominees named in this proxy statement should be elected to our Board. Our Board and management believe that the election of these nominees is in our best interest and your best interests, as our shareholders, and strongly recommend that you vote for their election.

           Second, you will be deciding on a proposal to change our state of incorporation from Illinois to Delaware. The description of this "reincorporation" and questions and answers on the following pages provide information on the proposal and what it means to you as a shareholder. Our Board and management believe that reincorporating as a Delaware corporation is in our best interest and your best interests, as our shareholders. They strongly recommend approval of the proposal and urge each of you to vote in favor of the proposal.

           Third, you will be deciding whether to approve the adoption of the COMC, Inc. 1999 Stock Option Plan, as amended. The COMC, Inc. 1999 Stock Option Plan was approved by our Board in November of 1999 and was amended to increase the number of options that could be issued thereunder on October 10, 2000. Our Board and management strongly recommend approval of the COMC, Inc. 1999 Stock Option Plan and urge each of you to vote for the proposal.

           Fourth, you will be deciding whether to ratify the grant of stock options to acquire a total of 286,000 shares of our common stock to certain of our key employees under the COMC, Inc. 1999 Stock Option Plan. Our Board and management strongly recommend ratification of the stock options granted to date under the COMC, Inc. 1999 Stock Option Plan. They strongly recommend approval of the proposal and urge each of you to vote for the proposal.

           Finally, you will be deciding whether to ratify the appointment of BDO Seidman, LLP as our independent public accountants for the fiscal year ended December 31, 1999. Our Board appointed BDO Seidman, LLP as our independent public accountants on March 28, 2000. Our Board and management strongly recommend ratification of BDO Seidman, LLP as our independent public accountants for the fiscal year ended December 31, 1999. They strongly recommend approval of the proposal and urge each of you to vote for the proposal.

           I look forward to seeing you on November 28th, 2000. However, regardless of whether you plan to attend, please return your completed proxy in the envelope provided as soon as possible. Your vote is important.

                                                    Sincerely,


                                                    /s/
                                                    ---------------------
                                                    John J. Ackerman
                                                    Chairman of the Board

                                   COMC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 28, 2000



TO OUR STOCKHOLDERS:

           You are cordially invited to attend the Annual Meeting of Stockholders of COMC, Inc., an Illinois corporation ("we" or "us" or the "Company"). Our annual meeting will be held on November 28, 2000, at 9:00 a.m., Pacific Time, at our offices located at 2840 Howe Road, Suite C, Martinez, California, 94553-4000. Our phone number is (925) 335-4060 in case you have any questions.

           The matters we expect to act upon at our annual meeting include the following proposals:

           1. Election of a Board of Directors to serve until our next Annual Meeting of Stockholders, or until their successors are elected and qualified (Proposal 1);

           2. Approval of a proposal to change our state of incorporation from Illinois to Delaware (Proposal 2);

           3. Approval of the COMC, Inc. 1999 Stock Option Plan, as amended (Proposal 3);

           4. Ratification of the grant of stock options to acquire a total of 286,000 shares of our common stock to certain of our key employees under the COMC, Inc. 1999 Stock Option Plan (Proposal 4);

           5. Ratification of the appointment of BDO Seidman, LLP as our independent public accountants for the fiscal year ending December 31, 1999 (Proposal 5); and,

           6. The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

           These items of business are more fully described in the Proxy Statement accompanying this notice. You should read this document carefully.

           Our Board of Directors has fixed the close of business on October 20, 2000, as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and vote at our Annual Meeting and any adjournment thereof. All stockholders of record as of the Record Date are cordially invited to attend our Annual Meeting. However, to assure your representation at our Annual Meeting, and whether or not you plan to attend, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Your shares will then be voted in accordance with your instructions. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.



                                BY THE ORDER OF THE BOARD OF DIRECTORS


                                /s/
                                ---------------------------------
                                William M. Burns, Secretary


Martinez, California

October __, 2000



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                   COMC, INC.

                                PROXY STATEMENT

                                TABLE OF CONTENTS

Proxy Statement for the 2000 Annual Meeting of Stockholders

   Information Concerning Solicitation and Voting                             1

   Proposal No. 1 - Election of Directors                                     8

   Proposal No. 2 - Approval of Reincorporation                               12

   Proposal No. 3 - Approval of COMC, Inc. 1999 Stock Option Plan             24

   Proposal No. 4 - Ratification of Grant of Stock Options                    29

   Proposal No. 5 - Ratification of Appointment of Accountants                30

Attachments

   Attachment A: Agreement and Plan of Merger

   Attachment B: Certificate of Incorporation of COMC, Inc.,
                 a Delaware corporation

   Attachment C: Bylaws of COMC, Inc., a Delaware corporation

   Attachment D: Election to Dissent

   Attachment E: Sections 11.65 and 11.70 of the Illinois Business
                 Corporation Act

   Attachment F: COMC, Inc. 1999 Stock Option Plan

   Attachment G: First Amendment to the COMC, Inc. 1999 Stock Option Plan

                                   COMC, INC.

                            2840 HOWE ROAD, SUITE D
                        MARTINEZ, CALIFORNIA 94553-4000

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL INFORMATION: DATE, TIME AND PLACE

           This proxy statement (this "Proxy" or "Proxy Statement") is solicited on behalf of the Board of Directors (the "Board of Directors" or "Board" or "Directors") of COMC, Inc. ("we" or "us" or the "Company") for use at the annual meeting ("Annual Meeting") of our stockholders ("Stockholders"). The Annual Meeting will be held at our offices located at 2840 Howe Road, Suite C, Martinez, California, 94553-4000, telephone no. (925) 335-4060, on November 28, 2000, at 9:00 a.m. Pacific Time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials were mailed on or about October 20, 2000, to all holders of our common stock ("Common Stock") entitled to vote at our Annual Meeting. A copy of our annual report on Form 10-KSB for the year ended December 31, 1999 is enclosed with this Proxy Statement for your review.

QUESTIONS & ANSWERS REGARDING OUR ANNUAL MEETING

Who may attend our Annual Meeting?

         All of our Stockholders may attend.

Who is entitled to vote?

         Stockholders of record at the close of business on October 20, 2000 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held shares of our Common Stock on the Record Date.

How many Stockholders are there and how many shares of Common Stock are outstanding?

         At the Record Date, there were approximately _______ Stockholders of record and 17,392,754 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

What am I voting on?

         There are a total of five separate proposals ("Proposals") for consideration at our Annual Meeting. In brief, the Proposals for consideration are:

         o The election of five Directors to serve until our 2001 Annual Meeting (Proposal 1);

         o Changing our state of incorporation ("Reincorporation") from Illinois to Delaware (Proposal 2);

         o Approval of the COMC, Inc. 1999 Stock Option Plan (the "1999 Option Plan"), as amended (Proposal 3);

         o Ratification of our Board's decision to grant stock options to acquire a total of 286,000 shares of our Common Stock to certain of our key employees under the 1999 Option Plan (Proposal 4); and

         o Ratification of our Board's selection of BDO Seidman, LLP as our independent auditors for 1999 (Proposal 5).

         Individuals elected to serve on our Board will also serve as directors of ICF Communication Solutions, Inc. ("ICF"), our wholly owned subsidiary.

What percentage vote by the Stockholders is required for the approval of each of the Proposals listed above?

         As for Proposal 1, our bylaws, as amended ("Bylaws"), provide that Directors shall be elected by the vote of Stockholders owning at least a majority of our outstanding shares (i.e., at least 8,696,378 shares of our Common Stock). Each nominee receiving a vote by Stockholders owning at least a majority of our outstanding shares of Common Stock will be elected to our Board.

         As for Proposal 2, Illinois law provides that Stockholders owning at least two thirds of our outstanding shares (i.e., at least 11,479,218 shares of our Common Stock outstanding) must vote in favor of changing our state of incorporation from Illinois to Delaware in order for this proposal to be approved.

         Proposals 3, 4 and 5 can be approved by the affirmative vote of the majority of the votes of Stockholders represented at the Annual Meeting and entitled to vote on a matter so long as a quorum exists.

What constitutes a quorum?

         A majority of the outstanding shares of our Common Stock (i.e., at least 8,696,378 shares), present at the Annual Meeting or represented by persons holding valid shareholder proxies, constitutes a quorum for the Annual Meeting. If you submit a valid Proxy Card, you will be counted for purposes of determining whether a quorum exists. Abstentions will be also counted for purposes of determining whether or not a quorum exists. If you do not attend our Annual Meeting or fail to return a valid Proxy Card, you will not be counted for purposes of determining whether a quorum exists.

         Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

How many votes do I get?

         Each share of our Common Stock is entitled to one vote for each Proposal. With respect to the election of Directors, each share of our Common Stock is entitled to one vote for each nominee.

Can votes be cumulated?

         Our Bylaws and Articles of Incorporation, as amended (the "Illinois Articles"), do not permit Stockholders or persons holding a valid Proxy to cumulate their votes for the election of our Directors.

How do I vote?

         The simplest way to vote is to sign and date each proxy card ("Proxy" or "Proxy Card") you receive and return it in the postage-prepaid envelope enclosed herewith. The shares represented by a signed and dated Proxy will be voted in accordance with the directions given by the Stockholder on the Proxy. If you return a signed and dated Proxy without marking any selections, your Proxy Card will be voted in favor of each of the Proposals. You may revoke your Proxy any time before the Annual Meeting by following the procedures set forth on page 6 below.

What happens if I abstain or do not vote at all?

         You may abstain from voting on one or more of the Proposals either in person at the Annual Meeting or by placing an "X" where indicated on the Proxy Card next to the word "Withheld" and/or "Abstain." Abstaining from voting on any one or more of the Proposals by you (or the person holding your proxy) will have the same effect as voting against such Proposal(s).

         If you do not vote in person at the Annual Meeting or return a signed Proxy Card, it will be treated as a non-vote. Non-votes will have the same effect as a vote against Proposals 1 and 2 since each of these Proposals require a certain percentage vote for approval (i.e., at least 51% in favor of each Director nominee and at least 66 2/3% in favor of Reincorporation). With respect to Proposals 3, 4 and 5, a non-vote will not have any effect so long as a quorum is present. As indicated above, Proposals 3, 4 and 5 may be approved by the affirmative vote of the majority of the votes of Stockholders represented at the Annual Meeting and entitled to vote on a matter so long as a quorum exists.

What happens if my shares are held under the name of a brokerage firm?

         If you hold your shares in "street name" at a brokerage firm and do not instruct the brokerage firm on how to vote, the brokerage firm may not vote for you in certain circumstances. This is known as a "broker non-vote." Broker non-votes will be counted for quorum purposes. However, broker non-votes will have no effect on the election of Directors or any other Proposal.

Who will count the vote?

         [Representatives of American Stock Transfer, our transfer agent, will serve as the inspector of elections and count the votes.]

What does it mean if I get more than one Proxy Card?

         It may indicate that your shares are registered under more than one name. Please sign and return all Proxy Cards to ensure that all your votes are counted.

What percentage of stock do the Directors and officers own?

         Together, they own, 44.16% of our Common Stock as of the Record Date. See Pages 7 for more details.

Which Stockholders own and/or control the largest number of shares of our Common Stock?

         On October 20, 2000, the Stockholders owning and/or controlling the largest number of shares of our Common Stock were:

         o John J. Ackerman (3,333,052 shares of Common Stock, which includes 500,000 shares that Mr. Ackerman has the power to vote pursuant to irrevocable proxies granted to Mr. Ackerman, representing 19.16% of our Common Stock);

         o William M. Burns (3,246,753 shares of Common Stock, representing 18.6% of our Common Stock);

         o Charles E. Lincoln (3,246,753 shares of Common Stock, representing 18.6% of our Common Stock);

         o Marvin P. Loeb (1,544,298 shares of Common Stock, representing 8.9% of our Common Stock);

         o Albert P. Vasquez (770,000 shares of our Common Stock, representing 4% of our Common Stock)

         o Ernie Mauretson (500,000 shares of our Common Stock, representing 2.9% of our Common Stock)

         o Christopher R. Smith (200,000 shares of Common Stock owned beneficially plus 901,961 shares of Common Stock which Mr. Smith has the power to vote pursuant to irrevocable proxies granted to Mr. Smith, representing 6.3% of our Common Stock)

See Page 7 for more details.

Who are the Board nominees?

         The nominees are John J. Ackerman, Paul M. Bakker, William M. Burns, Patrick J. Guarino, and Christopher R. Smith. Messrs. Ackerman, Burns and Smith are current Board members. See page 8 for biographical information.

What is the significance of the proposal to reincorporate in Delaware?

         We have provided a detailed section of Questions and Answers and additional information about our reincorporation in Delaware, beginning at Page 12, below, under the heading "Proposal 2 - Reincorporation in Delaware."

RECORD DATE AND SHARE OWNERSHIP

           Stockholders of record at the close of business on October 20, 2000, the Record Date fixed by our Board, are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. Only holders of record of outstanding shares of our Common Stock on the Record Date are entitled to notice of, and to vote at the Annual Meeting or any adjournments thereof. As of the close of business on the Record Date, there were approximately 17,392,754 shares of our Common Stock, held by approximately ____ holders of record. Our Common Stock is the only class of stock outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on each matter submitted for a vote at our Annual Meeting.

QUORUM; ABSTENTIONS

         Stockholders holding a majority of the shares of our Common Stock issued and outstanding and entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum at meetings of our Stockholders. Shares that are voted "FOR," "AGAINST," or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the Annual Meeting with respect to such matter. If a quorum is present, the affirmative vote of the majority of the votes of the shares represented at the meeting and entitled to vote on a matter shall be the act of the Stockholders, unless a greater number of votes or voting by classes is required by the Illinois Business Corporation Act (the "Act") or the Illinois Articles or Bylaws.

           While there is no definitive statutory or case law authority in Illinois as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the Proposal.

           If you return a signed and dated Proxy without marking any selections, your Proxy Card will be voted in favor of each of the Proposals.

           If you do not return a signed and dated Proxy and do not attend the Annual Meeting in person, it will be treated as a non-vote. Non-votes will have the same effect as a vote against Proposals 1 and 2. With respect to Proposals 3, 4 and 5, a non-vote will not have any effect so long as a quorum is present.

VOTING

         On all matters, each share of Common Stock has one vote. Directors are elected by a majority vote of our Common Stock, in person or represented by Proxy. The approval of Proposal 2, the Reincorporation of the Company in Delaware, will require a two-thirds majority vote of our Common Stock. The approval and adoption of Proposals 3, 4 and 5 will require the affirmative vote of a majority of our Stockholders present or represented by Proxy at the Annual Meeting so long as a quorum is present. Stockholders do not have a right to cumulate their votes.

         If a broker or nominee holding our stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, or does not instruct us on how to vote, which we refer to as a broker non-vote, those shares will be treated as present and entitled to vote at our Annual Meeting for the purpose of determining whether a quorum exists. However, broker non-votes will have no effect on the election of directors or any other Proposal.

         A number of our Stockholders, including each of our present Directors and/or their trusts or persons affiliated with them, have entered into a voting agreement under which they have agreed to vote all of the shares of Common Stock owned by them, constituting, in the aggregate, 62.82% of our outstanding Common Stock, in favor of the election of the directors nominated for office. See "Security Ownership of Certain Beneficial Owners and Management," below.

SOLICITATION OF PROXIES

         This document is being furnished to our Stockholders in connection with the solicitation of proxies by and on behalf of our Board for use at our Annual Meeting, and is accompanied by a form of Proxy.

         We will bear the entire cost of this solicitation, including the cost of preparing and mailing this document to our Stockholders. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, letter, or electronic mail.

REVOCABILITY OF PROXIES

         A Stockholder may revoke any Proxy the Stockholder gives pursuant to this solicitation at any time before it is voted. Stockholders may revoke Proxies as follows:

         1. Filing with our Secretary, at or before the taking of the vote at our Annual Meeting of Stockholders, a written notice of revocation bearing a later date than the Proxy;

         2. Duly executing a later-dated Proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at our Annual Meeting of Stockholders; or

         3. Attending our Annual Meeting and voting in person (although attendance at our Annual Meeting will not in and of itself constitute a revocation of a Proxy).

         Any written notice of revocation or subsequent Proxy should be sent to COMC, Inc., 2840 Howe Road, Suite D, Martinez, CA, 94553-4000, Attention:
Secretary, or hand delivered to our Secretary at or before the taking of the vote at our Annual Meeting.

         All shares of our Common Stock that are entitled to vote and are represented at our Annual Meeting by properly executed Proxies received prior to or at such meeting, and not revoked, will be voted at such meeting in accordance with the instructions indicated on such Proxies. If no instructions are indicated, other than in the case of broker non-votes, the Proxies will be voted FOR approval of each of the Proposals.

           If any other matters are properly presented at our Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time and/or place, including, without limitation, for the purpose of soliciting additional Proxies, the persons named in the enclosed forms of Proxy and acting thereunder will have discretion to vote on these matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth as of the Record Date certain information with respect to the beneficial ownership of our voting securities by
(i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each Director and each nominee for Director, (iii) each of the named executive officers identified in the Summary Compensation Table appearing herein, and (iv) all of our Directors and executive officers as a group.




                                                Shares Owned Beneficially
                                                     and of Record
                                                     -------------

                                                        No. of            % of
Name                                  Class           Shares Owned       Total
----                                  -----           ------------      -------

John Ackerman(1)                   Common Stock         3,333,052        19.16%

William Burns (2)                  Common Stock         3,246,753        18.66%

Charles Lincoln (3)                Common Stock         3,246,753        18.66%

Marvin P. Loeb (4)                 Common Stock         1,544,298         8.88%

Christopher R. Smith (5)           Common Stock         1,101,961         6.34%

Albert P. Vasquez                  Common Stock           770,000         4.00%

Ernie Mauretson                    Common Stock           500,000         2.90%

All Five Percent Holders,          Common Stock        13,742,817        78.61%
Officers and Directors as a
Group (5 persons)

(1) Includes 500,000 shares that Mr. Ackerman has the power to vote pursuant to irrevocable proxies granted to Mr. Ackerman from two individuals to whom a portion of Mr. Ackerman's stock was recently transferred in a private transaction.

(2) Includes 3,246,753 shares of Common Stock held by a trust of which Mr. Burns is a trustee and beneficiary, and does not include 376,623 shares of which Mr. Burns has the right to purchase upon exercise of options that are currently exercisable.

(3) Includes 3,246,753 shares of Common Stock held by a trust of which Mr. Lincoln is a trustee and beneficiary, and does not include 376,623 shares of which Mr. Lincoln has the right to purchase upon exercise of options that are currently exercisable.

(4) Includes 56,127 shares of Common Stock held by the Marvin P. Loeb Irrevocable Living Trust, of which Mr. Loeb is the sole trustee, and by Mr. Loeb as nominee for his children. Mr. Loeb disclaims beneficial ownership in such shares.

(5) Includes 200,000 shares of Common Stock that Mr. Smith owns of record, 901,861 shares which Mr. Smith has the power to vote pursuant to irrevocable proxies granted to Mr. Smith by certain accredited investors, and does not include shares Mr. Smith has a right to purchase upon exercise of options that are currently exercisable.



                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

                             (Item 1 on Proxy Card)

         Our Bylaws currently provide that our Board shall be composed of seven Directors. There are currently three vacancies on our Board, and following the Annual Meeting there is expected to be two vacancies on our Board.

DIRECTORS

           Five directors, constituting the entire Board, are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified. Three of the nominees are presently on our Board.

NOMINEES

           The names and ages of the nominees, their principal occupations during the past five years and certain of their other affiliations are given immediately below.

           John Ackerman, age 42, is the founder of COMC, Inc. and has been our Chairman and a member of our Board since November 1996, and served as our Chief Executive Officer from November 1996 until October 1999. Mr. Ackerman is responsible for identifying acquisition targets, establishing negotiations and managing integration, as well as developing our valuable supplier relationships. Mr. Ackerman founded and was the President and Chief Executive Officer of

Complete Communications, Inc., a California corporation ("CCI") and the predecessor of COMC, Inc. Prior to founding CCI, Mr. Ackerman held a senior position at London-based Justwise Limited, overseeing that firm's European sales and operations.

           Paul M. Bakker, age 41, co-founded Cheslock, Bakker & Associates, Inc. ("CBA") and manages CBA's mortgage lending and CMBS issuance units. Mr. Bakker created CBA's core risk control systems as well as more than 500 proprietary transaction structuring and valuation models employed in CBA's disciplined investment service. Mr. Bakker has more than 15 years experience in both real estate and corporate finance. Prior to co-founding CBA, Mr. Bakker was a consultant at USGI Capital Markets, a Vice President at CS First Boston, and a Director of Kouri Capital, a European-based leverage buy-out and mergers and acquisitions firm. Mr. Bakker has been a member of the American Economic Association since 1980, and from 1991 to 1993, he served on the Board of Directors of Bond Technologies. A 1980 graduate of Whitman College, Mr. Bakker completed course work for a Ph.D. in Economics at New York University. Mr. Bakker was both a Research Assistant and a Research Fellow at NYU and taught Economics at NYU and Yeshiva University in 1982 and 1983.

           William M. Burns, age 42, is our Chief Operations Officer, Secretary and one of our Directors. Mr. Burns became one of our Directors in 1997. Mr. Burns was also a co-founder of and is now the President and CEO of our wholly owned subsidiary ICF. Mr. Burns has over eighteen years of experience in the communications industry, starting ICF's predecessor in 1988. Prior to that, Mr. Burns held technical and management positions at the PacTel-PacBell Company. Prior to that he was employed at John Jackson Enterprises in Sacramento from 1978 through 1986. Mr. Burns attended four years of college at Rockland, California.

           Patrick J. Guarino, age 58, is a partner at Gramercy Equity LLP ("Gramercy"), a boutique venture capital group located in New York, N.Y. Prior to joining Gramercy he was Executive Vice President and general counsel of Ultramar Diamond Shamrock Corporation ("UDSC"), a Fortune 200 independent petroleum refining and marketing company listed on the New York Stock Exchange. UDSC was the result of a merger between Ultramar Corporation and Diamond Shamrock, Inc., in 1996. Prior to this merger, Mr. Guarino was the Senior Vice President, General Counsel and Chief Administrative Officer of Ultramar Corporation. Prior to becoming Senior Vice President, he was primarily involved in mergers and acquisitions and held executive positions and served on the boards of Ultramar's operating subsidiaries in the US, Europe and Asia. Prior to joining Ultramar in 1974, Mr. Guarino was in private practice with a

New York City law firm. In addition, Mr. Guarino holds a BA degree from the City University of New York, and JD degree from Brooklyn Law School, Mr. Guarino completed an international business management program at Oxford University in England.

           Christopher R. Smith, age 36, is our Chief Executive Officer, interim President, Chief Financial Officer and one of our Directors. Mr. Smith is responsible for our day to day management, acquisitions, strategic planning and financial reporting. Mr. Smith became one of our Directors in November of 1999. Prior to joining us in 1999, Mr. Smith spent over seven years as a Managing Director with Wafra Partners, L.P., a New York-based private equity investment fund. Prior to joining Wafra, Mr. Smith was a Vice President with Kouri Capital, Inc., a private merchant bank group. Mr. Smith also held senior positions with Lambert Brussels Capital Corp. (an affiliate of Drexel Burnham Lambert) and First Union Corporation. Mr. Smith earned his degree in finance and accounting from Florida State University in 1985.

           The nominees have previously consented to be named as nominees in this Proxy Statement and to serve or continue to serve, as the case may be, as Directors if elected. Should the nominees become unable or unwilling to accept nomination or election, or should additional persons be nominated at the Annual Meeting, the persons named in the Proxy will vote for the election of the nominees hereafter designated by the Board (or if new nominees have been designated by the Board, in such a manner as to elect such new nominees) to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a Director.

           Stockholders may withhold authority to vote for any nominee by entering the name of such nominee in the space provided for such purpose on the Proxy Card.

BOARD MEETINGS AND COMMITTEES

           Board Meetings

           During 1999, our Board acted by written consent 2 times and held two meetings via teleconference. Our Board of Directors has acted by written consent three times thus far this year and has held three meetings this year to date.

           Board Committees

           Our entire Board has acted as our nominating committee to date.
We are in the process of selecting members for other standing committees previously established by our Board. Specifically, we are in the process of selecting members for our Audit Committee, our Compensation Committee, and our Option Committee. The individuals who previously served on each of these committees resigned in 1999.

           Our Audit Committee will:

           - Make recommendations to our Board regarding the selection of independent public accountants;

           - Review/approve the services performed by such independent public accountants; and

           - Review and evaluate our financial statements, accounting principles and practices, and our system of internal accounting controls.

           Our Compensation Committee will:

           - Review and recommend to our Board the compensation and benefits of all of our officers, directors and consultants; and

           - Review and recommend general policy relating to compensation and benefits.

           Our Option Committee will:

           - Evaluate and recommend to our Board the granting of stock options to employees, including officers, and other eligible persons; and

           -   Administer the 1999 Option Plan.

           Director Compensation

           Our Directors are not entitled to receive any cash compensation for serving on the Board but are entitled to participate under the 1999 Option Plan and be reimbursed for reasonable expenses incurred in the performance of their duties. To date, our Directors have not been granted any options under the 1999 Option Plan.

RESIGNATIONS

           On February 3, 1999, Albert P. Vasquez tendered his resignation as a member of our Board of Directors, which became effective February 18, 1999. On May 10, 1999, Richard F. Horowitz resigned as a member of our Board of Directors. The letters of resignation submitted by Mr. Vasquez and Mr. Horowitz did not state any reason for their resignations. On July 1, 1999, Marvin P. Loeb resigned as a member of our Board of Directors. Mr. Loeb's letter of resignation stated that his resignation was due to the demands of Mr. Loeb's other business concerns. On May 11, 2000, Mr. Lincoln tendered his resignation as a member of our Board of Directors, to be effective immediately. Mr. Lincoln's letter of resignation did not state any reason for his resignation.

REQUIRED VOTE

           The nominated Directors will be elected by a majority vote of the shares of our Common Stock present or represented and entitled to vote on this matter at our Annual Meeting. On the matter of the election of Directors, each share of Common Stock has one vote. Cumulative voting in the election of Directors is not authorized by the Illinois Articles or Bylaws. On all matters, each share of Common Stock has one vote.

           Several of our Stockholders, including each of our current Directors and/or their trusts or persons affiliated with them, have entered into a voting agreement under which they have agreed to vote all of the shares of Common Stock owned by them, constituting, in the aggregate 62.3% of our outstanding Common Stock, in favor of the election of the Directors nominated for office. Specifically, all 14,058,700 shares of Common Stock beneficially owned or controlled by Messrs. Ackerman, Burns, Smith and Lincoln are subject to a Stockholders Agreements by and between Messrs. Ackerman, Burns, Lincoln, Smith and the Company, which provides for, among other things:

           (A) the ability of Messrs. Burns (3,246,753 shares,3,623,376 shares on a fully diluted basis), Lincoln (3,246,753 shares,3,623,376 shares on a fully diluted basis,) Ackerman (2,833,252 shares and 500,000 shares via irrevocable proxy) and Smith (200,000 shares, 2,663,896 shares on a fully diluted basis, and 815,000 shares via irrevocable proxy) to nominate one member of our Board each at our annual meetings and the four of them together to nominate a fifth member of our Board, and

           (B) an agreement to vote for the election of those five nominated directors.

           Since the holders of more than 50% of the shares of our Common Stock can elect 100% of the nominees for our Board if they choose to do so, these Stockholders have the ability to elect all of the proposed nominees to our Board.

           See "Quorum; Abstentions," "Voting" and "Security Ownership of Certain Beneficial Owners and Management."

    THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINATED
                                   DIRECTORS.

                                  PROPOSAL TWO
                           REINCORPORATION IN DELAWARE

GENERAL

           Our Board has recommended that we reincorporate ("Reincorporate") in Delaware. To accomplish Reincorporation, our Board has recommended the adoption of the Agreement and Plan of Merger ("Merger Agreement") attached to this Proxy Statement as Attachment A, pursuant to which we will merge (the "Merger") into COMC, Inc., a Delaware corporation (the "Delaware Company"). We created the Delaware Company with an identical name as ours specifically for the purpose of completing the Reincorporation. The Delaware Company has not and will not have any activities unless and until the Merger is completed. Once the Merger is completed, our operations and business will be identical to our operations and business prior to the Merger.

           Under the terms of the Merger Agreement, each outstanding share of our Common Stock will be converted into one share of the Delaware Company's common stock, $.01 par value per share. The Illinois Articles and our Bylaws are substantially similar to the Certificate Incorporation (the "Certificate of Incorporation") and proposed Bylaws (the "Delaware Bylaws") of the Delaware Company. Copies of the Certificate of Incorporation are attached hereto as Attachment B. Copies of the Delaware Bylaws are attached hereto as Attachment C.

           The sole purpose of the Reincorporation is to change our place of incorporation from Illinois to Delaware, thereby enabling us to enjoy the benefits of certain provisions of Delaware law that our Board believes would be more beneficial to us than the comparable provisions of Illinois law. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the facilities of the Company. Our officers and Directors on the Effective Date of the Merger will hold the same offices with the Delaware Company. Upon the effective date of the Merger, the Delaware Company will be the continuing corporation and will own all of our assets and will be responsible for all of our liabilities. The Delaware Company will continue our existing business under the name COMC, Inc. We do not believe that we will suffer any disruption of our operations as a result of reincorporating in Delaware.

           The rights of our Stockholders, who upon consummation of the Merger will become stockholders of the Delaware Company, will upon completion of the Reincorporation be governed by the laws of the State of Delaware and by the terms and provisions of the Certificate of Incorporation and the Delaware Bylaws.

           Our Stockholders have the right to dissent from the Merger and to demand and receive appraisal rights for their shares of Common Stock in the Company by complying with the requirements of Sections 11-65 and 11-70 of the Illinois Business Corporations Act ("BCA"). See "Right to Dissent and Appraisal Rights of Shareholders Objecting to the Proposed Merger," below. OUR BOARD BELIEVES THAT THE REINCORPORATION IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND HAS DETERMINED THAT IT MAY ABANDON THE MERGER IF WE RECEIVE ELECTIONS TO DISSENT FROM STOCKHOLDERS HOLDING MORE THAN 1% OF OUR OUTSTANDING SHARES. SEE "TERMINATION" BELOW.

           The discussion contained in this Proxy Statement is qualified in its entirety by reference to the Agreement and Plan of Merger, a copy of which is attached hereto as Attachment A, and to the Certificate of Incorporation and the Delaware Bylaws, copies of which are attached hereto as Attachments B and C, respectively.

QUESTIONS AND ANSWERS ABOUT THE REINCORPORATION PROPOSAL

Who is making the Reincorporation Proposal?

           Our Board has approved Reincorporation as a Delaware corporation and has made this proposal to seek your approval.

What is a reincorporation?

           Reincorporation is a process by which a corporation becomes subject to new articles of incorporation filed in a different state. Doing so causes a corporation to become subject to the new state's laws on corporate governance and related matters and to the provisions of new articles of incorporation. Delaware law uses the term "certificate of incorporation" rather than "articles of incorporation," and the term "stockholder" rather than "shareholder."

How will Reincorporation be accomplished?

           To accomplish the Reincorporation, we have incorporated the Delaware Company under Delaware law. Upon receiving the necessary Stockholder approval, we will merge with the Delaware Company, which will be the surviving corporation.

           As indicated above, the Certificate of Incorporation and Delaware Bylaws are attached to this Proxy Statement as Attachment B and Attachment C. The proposed Agreement and Plan of Merger is attached to this Proxy Statement as Attachment A. Please read each of these documents in full rather than relying on any summary or description of their terms.

Will Reincorporation change our business?

           The Delaware Company will carry on our business as before, with all of the same Directors, officers, employees and properties.

Will Reincorporation have any tax or accounting effect?

           No. The Delaware Company will inherit our tax and financial history and attributes. You will not recognize any gain or loss on your shares of Common Stock.

Will Reincorporation affect my stock in the Company?

           Each share of our Common Stock will be exchanged for one share of the Delaware Company's common stock. However, you need not exchange your certificate(s) at any particular time. We will record the change on our records and will contact you if exchanging certificates becomes required for any reason.

           The symbol for the Company's stock will remain "CINJ.OB" It will continue to be listed on the OTC Market. The Company expects no interruption in trading as a result of the Reincorporation

           We cannot predict whether the stock price for our Common Stock will increase, remain the same or decrease if and when the Reincorporation is completed. We do not expect the Reincorporation to have any direct effect on the market price of our Common Stock.

Will my rights as a shareholder in the Company change?

           Yes. We are now incorporated in Illinois. We propose to reincorporate in Delaware. Although similar in many respects, Illinois corporate law and Delaware corporate law have significant differences. In addition, the Certificate of Incorporation of the Delaware Company varies in certain respects from the Illinois Articles. Some of the differences are discussed in the following questions and answers. The changes in your rights are described in more detail in the sections below entitled "The Charters and Bylaws of the Company and the Delaware Company" and "Principal Differences between the Corporation Laws of Illinois and Delaware."

Are there any major differences between the Delaware Certificate of Incorporation the Illinois Articles?

           No, the Illinois Articles and the Delaware Certificate of Incorporation are substantially similar in all material respects.

What are the major differences between Delaware corporate law and Illinois corporate law?

           There are many differences and many similarities. Generally, Delaware law places more authority in the hands of the Board of Directors. Some of the specific differences and similarities are:

           o Both Illinois and Delaware law allow a corporation to eliminate directors' personal liability for actions they take in their role as directors, but the ability to do so under Delaware law is broader.

           o Both Illinois and Delaware law allow a corporation to indemnify its directors, officers and other corporate agents if they are sued or incur liability in the course of performing their duties for the corporation. To "indemnify" means to reimburse for personal liability and personal expenses, or to advance funds for expenses as incurred. Each state also restricts or prohibits indemnification of these persons in certain circumstances. Illinois law does require notification to shareholders in writing of any indemnification paid or expenses incurred. Delaware does not require such notification.

           o Delaware prohibits a merger or similar transaction with a person or entity that controls 15% or more of the company's stock unless certain conditions are met. One of the conditions is that the Board of Directors and holders of two-thirds of the shares held by other shareholders approve the transaction. Illinois has no comparable law.

           o Both Illinois and Delaware law permit shareholders to inspect the corporation's shareholder list for appropriate purposes under certain circumstances.

           o Both Illinois and Delaware require a corporation to meet certain financial tests before paying cash dividends or making other distributions to shareholders. The test in Delaware is less stringent than in Illinois. This does not mean that the Company's dividend policy will change.

           For a more complete discussion of this topic, see the section below entitled "Principal Differences between the Corporation Laws of Illinois and Delaware."

What approvals are required to complete the reincorporation?

           Under Illinois law, we may complete the Reincorporation only if holders of a two-thirds majority of the shares of our Common Stock vote in favor of the Proposal at the Annual Meeting. Our Board has already approved the Proposal and is now seeking your approval as a Stockholder.

Will the reincorporation deter takeover offers of the Company?

           Some provisions of Delaware law may deter another person or entity from making a hostile acquisition proposal for part or all of the Company, because they make it harder for the acquirer to acquire control without the cooperation of our Board. The Board believes that these provisions are in your best interests. However, they may also discourage a third party from proposing a transaction you would approve if given the opportunity to vote on it.

A BRIEF DESCRIPTION OF THE REINCORPORATION PROPOSAL

           The Reincorporation Proposal includes the following steps:

           o The Company has formed a wholly owned subsidiary incorporated in Delaware. This Proxy Statement refers to the new company as the "Delaware Company." Its legal name is COMC, Inc.

           o If the shareholders approve, the Company will merge with the Delaware Company.

           o The Delaware Company will be the surviving corporation and will carry on our business.

           o Each share of our Common Stock will be converted into one share of common stock of the Delaware Company.

           Our Common Stock is listed for trading on the "over-the-counter" market under the symbol "CINJ.OB" After the Reincorporation, the Delaware Company's common stock will continue to be traded on the "over-the-counter" market under the symbol "CINJ.OB" without interruption.

           It will not be necessary for Stockholders to exchange their existing stock certificates for stock certificates of the Delaware Company. However, Stockholders may exchange their certificates if they so choose.

REASONS FOR REINCORPORATION

           Our Board recommends the Reincorporation Proposal for several reasons. Generally, our Board believes that incorporation in Delaware will improve the Board's ability to manage the Company for the benefit of our Stockholders. Additionally, our Board recommends Reincorporation for the following reasons:

           Predictability of Delaware Law. Delaware has a modern statutory corporation law and well-developed case law. It has courts specializing in corporate law. These courts have developed expertise in dealing with corporate issues. Delaware case law on corporate issues is the most comprehensive of any state. These factors will all provide our Board and management with greater certainty in discharging their duties. The predictability of Delaware corporate law provides a reliable foundation on which our governance decisions can be based.

           Flexibility of Delaware Law. For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. It has done so by adopting and administering comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Historically, Delaware's legislature and courts have acted quickly and effectively to meet changing business needs. The expertise of Delaware courts in dealing with new corporate law issues and a changing business climate contributes to the orderly development of Delaware corporate law.

           Prominence of Delaware Law. Among public companies, Delaware is one of the most common states of incorporation. Many large companies have reincorporated in Delaware as we propose to do. Delaware has the most well developed corporation law of any state. The legislatures and courts of other states often look to Delaware law for guidance on corporate law issues. Our Board believes we can best obtain the benefits of Delaware law by reincorporating in that state and becoming directly subject to its corporation laws.

           Increased Ability to Attract and Retain Qualified Directors. The Board of Directors believes that a Delaware corporation has certain advantages in attracting qualified candidates to act as directors and officers:

           o Both Illinois and Delaware law permit a corporation to adopt charter provisions that reduce or limit the monetary liability of directors for breaches of their fiduciary duty in certain circumstances and provide for indemnification of directors and officers. The frequency of claims and litigation directed against directors and officers may discourage qualified persons from taking on these positions. We believe that, in general, Delaware law provides greater protection to directors and officers than Illinois law and that Delaware case law regarding a corporation's ability to limit director liability and provide indemnification is more developed and provides more guidance than Illinois law.

           o With clearer corporation laws, directors and officers should be able to carry out their duties with more assurance that they are acting properly. A more developed and clearer corporation law should reduce the risk of liability and claims. Potential directors and officers can accept roles with the Company with less concern for their own financial risk.

           To date, no person invited to become a director or officer of the Company has declined because it was an Illinois corporation.

THE CHARTERS AND BYLAWS OF THE COMPANY AND THE DELAWARE COMPANY

           Principal Difference. The Delaware Company's Certificate of Incorporation and the Delaware Bylaws are similar to the Illinois Articles and Bylaws in all material respects.

           Capital Structure. The Illinois Articles of incorporation of the Company currently authorize the Company to issue up to 40,000,000 shares of Common Stock. The Certificate of Incorporation of the Delaware Company authorizes the issuance of 40,000,000 shares of common stock, par value $.01. The shares of the Delaware Company, as well as our outstanding shares of Common Stock, have no preemptive, conversion, redemption or similar rights. Except for those shares purchased from dissenting Stockholders pursuant to their appraisal rights, each of the outstanding shares of our Common Stock will be exchanged for one share of the Delaware Company's common stock.

           The Delaware Company is authorized to issue an aggregate of 10,000,000 shares of Preferred Stock. The Delaware Company's Board of Directors will have the authority to issue such shares of Preferred Stock in one or more series and to fix the number of shares constituting any such series, the voting powers, designation, preferences and relative participation, optional or other special rights and qualifications, limitations or restrictions thereof, including the dividend rights and dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series, without any further vote or action by the stockholders. Such Preferred Stock may be used by the Delaware Company in acquisitions or to obtain financing.

           Upon the liquidation of the Delaware Company, holders of the Delaware Company's common stock would be entitled to share ratably in the net assets available for distribution to such shareholders. Since the Delaware Company's shares of common stock, like our outstanding shares of Common Stock, do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors will be able to elect 100% of the directors if they choose to do so.

           Monetary Liability of Directors. The Illinois Articles and the Delaware Company's Certificate of Incorporation both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The Delaware provision is potentially more expansive, in that it incorporates future amendments to Delaware law with respect to the elimination of such liability. See "Principal Differences Between the Corporation Laws of Illinois and Delaware."

           Possible Future Changes. While the Company has no present intention to do so, the Delaware Company could in the future implement certain other changes by amendment of its Certificate of Incorporation or the Delaware Bylaws. For a discussion of such changes, see "Principal Differences Between the Corporation Laws of Illinois and Delaware."

           This discussion of the Certificate of Incorporation and the Delaware Bylaws is qualified by reference to Attachments B and C, which set out their full text.

PRINCIPAL DIFFERENCES BETWEEN ILLINOIS & DELAWARE LAW

           Summarized below are the principal differences between the BCA and the Delaware General Corporation Law that may affect your interests as a Stockholder. This summary does not purport to be a complete statement of the differences between the BCA and the Delaware General Corporation Law and related laws affecting shareholders' rights, and this summary is qualified in its entirety by reference to the provisions of these laws. You are advised to consult with your own legal counsel regarding these matters.

           Shareholders' Approval Respecting Certain Business Combinations. Illinois law requires shareholders' approval in connection with more types of business combinations than Delaware law. For example, Illinois law requires shareholders' approval for a share exchange whereas Delaware law generally requires shareholders' approval in the event of a statutory merger or a consolidation only. In addition, Illinois law requires a two-thirds affirmative vote in favor of mergers, consolidations and share exchanges unless the articles of incorporation stipulate a smaller or larger percentage. Delaware law generally requires that a majority of the shareholders of both acquiring and target corporations approve such actions.

          Appraisal Rights. Illinois law provides shareholders with appraisal rights in more situations than does Delaware law. Under Illinois law, a shareholder may be entitled to appraisal when the shareholders vote: (1) to merge or consolidate with other corporations, (2) to sell or exchange all or substantially all of a corporation's property and assets, or (3) to approve business combinations through a share exchange. Delaware does not permit appraisal rights in the event of a merger or consolidation for the shares of any class or series which are listed on a national stock exchange or which are held of record by more than two thousand shareholders.

           Special Meetings of Shareholders. Illinois law allows a special meeting of shareholders to be called by 1/5 of the shares entitled to vote thereon. Delaware law allows a corporation to determine the number of shares needed to call a special meeting.

           Action by Shareholders without Meeting. Under Illinois law, shareholders' actions that are taken by written consent without a meeting and that are not unanimous require the notification of all shareholders entitled to vote prior to execution of the consent. Delaware law permits any such action to be taken by majority vote without prior notification, provided that written notice is subsequently sent to the other shareholders informing them of the actions taken.

           Indemnification and Limitation of Liability of Directors and Other Agents. Illinois and Delaware have similar laws on indemnification by a corporation of its officers, directors, employees and other agents. With certain exceptions, the laws of both states also permit a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty.

           Dividends and Repurchases of Shares.

           Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.

           Illinois. Under Illinois law, a corporation may not make any distribution to its shareholders if as a result of such distribution the corporation would be insolvent or the net assets of the corporation would be less than zero or less than the maximum amount payable at the time of distribution to shareholders having preferential rights in liquidation if the corporation were then to be liquidated.

           Dissolution. Under Illinois law, if the board of directors has not approved the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote. If the board of directors initially approves the dissolution, approval by 1/5 of the outstanding shares of the corporation's stock is sufficient. Under Delaware law, if the board of directors has not approved the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote. If the board of directors initially approves the dissolution, approval by a simple majority of the outstanding shares of the corporation's stock is sufficient. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement for dissolution. The Delaware Company's Certificate of Incorporation does not include a supermajority voting requirement for dissolution.

FEDERAL SECURITIES LAW CONSEQUENCES

           The issuance by the Delaware Company of shares to our Stockholders under the Merger constitutes an exchange offer under the Securities Act of 1933, as amended (the "Securities Act"). Nevertheless, the shares of common stock to be issued by the Delaware Company in exchange for the shares of Common Stock are exempt from registration under the Securities Act. Pursuant to Rule 145 promulgated under the Securities Act, shares issued under a statutory merger are subject to registration under the Securities Act unless the sole purpose of the transaction is to change an issuer's domicile within the United States. Since the sole purpose of the issuance and exchange is to effectuate the Reincorporation, the exchange and issuance is exempt from registration under Rule 145. Shares of common stock that will be issued in exchange for shares of Common Stock that are currently restricted will remain restricted from transfer unless such shares are subsequently registered or an exemption from registration is available.

FEDERAL TAX CONSEQUENCES

           The following material does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Stockholders, such as dealers in securities, or those Stockholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire our Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

           The Merger will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, no gain or loss will be recognized by our Stockholders (other than those Stockholders who exercise their dissenter and appraisal rights) on the automatic conversion of their shares of Common Stock into shares of the Delaware Company as a result of the Merger. Each of our Stockholders (other than dissenting Stockholders) will have a basis in their shares of the Delaware Company equal to their basis in the Common Stock immediately prior to the Effective Date of the Merger. The stockholder's holding period with respect to the shares of the Delaware Company will include the period during which such stockholder held the corresponding shares of our Common Stock, provided such shares were held by such stockholder as a capital asset on the Effective Date of the Merger. We will not recognize and the Delaware Company will not recognize any gain or loss as a result of the Merger.

           The receipt of cash in exchange for their shares by objecting Stockholders will be a taxable event to such Stockholders. Each Stockholders is advised to consult his, her or its own attorney or tax advisor as to the Federal, state or local tax consequences of the proposed Merger in view of his individual circumstances.

           The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reincorporation under the Code. The Company will, however, receive an opinion from McCutchen, Doyle, Brown & Enersen, LLP substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based on the accuracy of representations made by the Delaware Company and the Company. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the Stockholder of the Company retain, through ownership of the Delaware Company common stock, a significant equity interest in the Company's business after the Reincorporation.

           A successful IRS challenge to the reorganization status of the Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a Stockholder recognizing gain or loss with respect to each share of the Company Common Stock exchanged in the Reincorporation equal to the difference between the Stockholder's basis in such share and the fair market value, as of the time of the Reincorporation, of the Delaware Company's common stock received in exchange therefor. In such event, a Stockholder's aggregate basis in the shares of Delaware Company common stock received in the exchange would equal their fair market value on such date, and the Stockholder's holding period for such shares would not include the period during which the shareholder held the Company Common Stock. Even if the Reincorporation qualifies as a reorganization under the Code, a Stockholder would recognize gain to the extent the Stockholder received (actually or constructively) consideration other than Delaware Company common stock in exchange for the Stockholder's the Company Common Stock.

           The state, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

RIGHT TO DISSENT AND APPRAISAL RIGHTS OF SHAREHOLDERS OBJECTING TO THE PROPOSED MERGER

           Pursuant to Sections 11.65 and 11.70 of the BCA, holders of our Common Stock have the right to dissent from the Merger and obtain payment of the fair value of their shares. A Stockholder who elects to dissent from the Merger and obtain payment for his shares (a "Dissenter"), must complete a form of election to dissent (a copy of which has been included in this mailing, and is attached hereto as Attachment D). Merely voting against the Reincorporation and Merger will not satisfy the dissent requirements. If you wish to dissent from the Reincorporation and Merger you must complete the form of election to dissent and return it to us at 2840 Howe Road, Suite C, Martinez, Ca 94553-4000. If we do not receive an originally executed copy of the election form by November 28, 2000, the Dissenter will lose his right to dissent and obtain payment for his shares as a result of the Merger. You will not receive any further notification regarding the date upon which your right to dissent will terminate. In order to be entitled to receive payment, a Dissenter must return to us any stock certificates or other evidence of share ownership to our satisfaction.

           Upon consummation of the Merger, we will pay to the Dissenter the fair value of his shares plus accrued interest. If the Dissenter disagrees with our determination of fair value, he must so notify us in writing within 30 days from the date of delivery of payment. If within 60 days from the mailing date of this document we have not agreed with the Dissenter upon the estimated fair value, we will either pay the Dissenter the difference in value demanded by the Dissenter or file with a court of competent jurisdiction a petition for a determination of the fair value.

           The foregoing summary is not a complete statement of the provisions of Sections 11.65 and 11.70 of the BCA and is qualified in its entirety by reference to the relevant portions of such Sections of the BCA, copies of which are attached hereto as Attachment E.

           A Dissenter who receives payment for his shares upon exercise of his right of dissent will, subject to the provisions of Section 302(b) of the Code, recognize gain or loss for Federal income tax purposes, measured by the difference between the cost basis for his shares and the amount of payment received.

           SHAREHOLDERS ARE URGED TO CAREFULLY REVIEW THE ENCLOSED LETTER AND, IF THEY ELECT TO DISSENT FROM THE MERGER, TO EXECUTE AND RETURN TO THE COMPANY THE FORM OF ELECTION TO DISSENT ATTACHED HERETO AS ATTACHMENT D. IF THIS LETTER IS NOT RECEIVED BY US ON OR BEFORE NOVEMBER 28, 2000 YOU WILL LOSE YOUR RIGHT TO DISSENT. YOU WILL NOT RECEIVE ANY FURTHER NOTIFICATION REGARDING THE DATE UPON WHICH YOUR RIGHT TO DISSENT WILL TERMINATE.

TERMINATION

           THE MERGER AGREEMENT PROVIDES THAT OUR BOARD OF DIRECTORS MAY TERMINATE AND CANCEL THE MERGER AT ANY TIME PRIOR TO THE EFFECTIVE DATE, EITHER BEFORE OR AFTER SUBMISSION OF THE MERGER TO A VOTE OF STOCKHOLDERS. OUR BOARD BELIEVES THAT THE REINCORPORATION IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND HAS DETERMINED THAT IT MAY ABANDON THE MERGER IF WE RECEIVE ELECTIONS TO DISSENT FROM STOCKHOLDERS HOLDING MORE THAN 1% OF OUR OUTSTANDING SHARES OF OUR COMMON STOCK. THE BOARD'S DETERMINATION WAS BASED UPON THE FOLLOWING: (I) THE MERGER IS MERELY "MIGRATORY" IN NATURE (IN OTHER WORDS, WE ARE ONLY CHANGING OUR STATE OF INCORPORATION); (II) THE MERGER WILL NOT RESULT IN ANY CHANGE TO OUR BUSINESS, PROPERTIES OR MANAGEMENT; AND (III) GIVEN THE WORKING CAPITAL NEEDS OF THE COMPANY AT THIS TIME, THE MERGER IS NOT AN APPROPRIATE OCCASION TO REPURCHASE SHARES OF OUR OUTSTANDING COMMON STOCK.

EFFECTIVE DATE OF THE MERGER

           It is presently anticipated that the date on which the Merger will be consummated (the "Effective Date") will be November 28, 2000, or as soon thereafter as practicable. However, our Board of Directors of the Company has reserved the right to abandon the Merger prior to the Effective Date of the Merger. See "Termination" immediately above.

           Upon the Effective Date of the Merger, each share of Common Stock will be converted automatically into one share of common stock of the Delaware Company. Thereafter the outstanding certificates for shares of our Common Stock will represent the same number of shares of common stock of the Delaware Company. Any of our Stockholders desiring new certificates of the Delaware Company may submit their existing certificates representing shares of our Common Stock to American Stock Transfer & Trust Company, the transfer agent of the Delaware Company, and obtain new certificates. We will obtain a new CUSIP number for shares of common stock of the Delaware Company authorized after the Effective Date of the Merger.

AGREEMENT AND PLAN OF MERGER AND CHARTER DOCUMENTS ARE ATTACHED AS ATTACHMENTS

           You are urged to read the Agreement and Plan of Merger, the Certificate and the Delaware Bylaws, the text of which are attached as Attachment A, Attachment B and Attachment C to this Proxy Statement, respectively.

APPROVAL REQUIRED

           Under Illinois law, the Reincorporation must be approved by a two-thirds vote of our Stockholders. On the matter of the vote for the Merger, each share of Common Stock has one vote. An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker "non-vote" will not be treated as entitled to vote on this subject matter at the meeting.

           Your approval of the Reincorporation Proposal will also constitute your approval of (i) the Agreement and Plan of Merger (see Attachment A), and
(ii) the Certificate of Incorporation and the Delaware Bylaws (see Attachment B and Attachment C).


           OUR BOARD BELIEVES THAT THE REINCORPORATION IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND HAS DETERMINED THAT IT MAY ABANDON THE MERGER IF WE RECEIVE ELECTIONS TO DISSENT FROM STOCKHOLDERS HOLDING MORE THAN 1% OF OUR OUTSTANDING SHARES OF OUR COMMON STOCK. IF THE BOARD ABANDONS THE REINCORPORATION, THE AGREEMENT AND PLAN OF MERGER WILL BE OF NO FORCE OR EFFECT. See "Quorum; Abstentions," "Voting" and "Security Ownership of Certain Beneficial Owners and Management."

             THE BOARD RECOMMENDS A VOTE "FOR" THE REINCORPORATION.



                                 PROPOSAL THREE
                           APPROVAL OF THE COMC, INC.
                             1999 STOCK OPTION PLAN

GENERAL

           In November 1999 our Board determined that a single plan for granting options, whether incentive or nonincentive, to our employees, consultants, advisors and/or Directors would be desirable and in our best interest to attract, retain and provide incentives for key personnel.

           Accordingly, on November 30, 1999, our Board of Directors adopted, subject to approval of our Stockholders, the 1999 Option Plan. A copy of the 1999 Option Plan is attached hereto as Attachment F. The 1999 Option Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code, to our employees; and the grant of nonstatutory or "nonincentive" stock options to our Directors, advisors, employees and consultants.

           Originally, the 1999 Option Plan provided that options to acquire a total of One Million shares of our Common Stock could be issued under the 1999 Option Plan. On October 10, 2000, our Board determined that it was in the best interest of our Stockholders to amend the 1999 Option Plan to increase this number to two million. A copy of the First Amendment to the COMC, Inc. 1999 Stock Option Plan (the "First Amendment") is attached as Attachment G. A vote in favor of the 1999 Option Plan will count in favor of the 1999 Option Plan, as amended by the First Amendment.

           The 1999 Option Plan may be administered by our Board or a committee approved by our Board. Subject to the approval of our Stockholders, on November 30,1999, our Board granted incentive stock options to certain of employees of ICF to purchase a total of 240,000 shares of our Common Stock at an exercise price of $.50 per share. Subject to the approval of our Stockholders, on September 18, 2000, our Board granted incentive stock options to certain ICF employees to purchase a total of 46,000 shares of our Common Stock at an exercise price of $0.80 per share. The right to exercise such options vests over a five-year period.

PROPOSAL

           At the Annual Meeting, our Stockholders are being requested to approve the 1999 Option Plan, as amended, with 2,000,000 shares of our Common Stock reserved for issuance thereunder.

           Our Board believes that the ability to grant stock options is essential to the future success of the Company. The granting of stock options can motivate high levels of performance and provide an effective means of recognizing contributions of employees, consultants, advisors and Directors to our success. We believe that this policy is of great value in recruiting and retaining highly qualified technical personnel, other key personnel, consultants, advisors and directors who are in great demand, and that this policy is appropriate for rewarding the efforts of our current employees, consultants, advisors and Directors. The material features of the 1999 Option Plan are outlined below.

SUMMARY OF THE 1999 OPTION PLAN

           Purpose. The purposes of the 1999 Option Plan are: (i) to attract and retain the best available personnel, including officers, consultants, advisors, and directors, for positions of substantial responsibility; (ii) to provide additional incentives to such employees, consultants, advisors, and directors; and (iii) to promote the success of our business.

           Administration. The 1999 Option Plan may be administered by multiple administrative bodies. With respect to option grants to our officers and Directors, the 1999 Option Plan may be administered by either our Board or one or more committees designated by our Board as may be necessary to comply with the rules governing a plan intended to qualify as a discretionary grant under Rule 16b-3of the Securities and Exchange Commission. With respect to persons other than officers or Directors, the 1999 Option Plan may be administered by our Board or a committee designated by our Board as necessary to comply with applicable law. These multiple administrative bodies are hereinafter collectively referred to as the "Plan Administrator."

           Eligibility. Incentive and nonincentive stock options may be granted to our employees, consultants, advisors and/or Directors, as well as the employees, consultants, advisors and/or Directors of our subsidiaries. Incentive stock options may only be granted to our employees and employees of our subsidiaries. The Plan Administrator selects the employees, consultants, advisors or Directors who will be granted options and determines the number of shares to be subject to each option. In making such determination, the Plan Administrator takes into account the duties and responsibilities of the relevant individual, the value of the services of such person, his or her present and potential contributions to our future success, the anticipated years of future service of such person, and other relevant factors.

           Exercise of Options. Options vest at such times as are determined by the Plan Administrator and set forth in the option agreement. Generally, options vest over a four-year period with a certain number vesting after one year and the remainder vesting in equal monthly installments thereafter, with such vesting accelerated upon the occurrence of certain specified in the 1999 Option Plan.

           An option is exercised by delivery of written notice to our Secretary specifying the number of full shares of Common Stock to be purchased and payment of the option exercise price. The method of payment of the exercise price for the shares of purchased upon exercise of an option is determined pursuant to the 1999 Option Plan and relevant option agreement.

           Exercise Price. The exercise price for stock options granted under the 1999 Option Plan is determined by the Plan Administrator according to standards set forth in the 1999 Option Plan. In case of incentive stock options, the exercise price must not be less than 100 percent of the fair market value of the Common Stock on the date of grant. Incentive stock options granted to Stockholders owning more that 10 percent of our voting stock are subject to the additional restriction that the exercise price per share of each option must be at least 110 percent of the fair market value per share on the date of grant. The exercise price of nonstatutory options granted under the 1999 Option Plan must not be less than 85 percent of the fair market value of our common stock on the date of grant.

           Termination. If an optionee employed by us ceases to be an employee for any reason other than death or disability, the optionee may exercise an existing unexercised option within such period of time as is specified in the notice of grant (to the extent that he or she is entitled to exercise the option on the date of termination). If the employment of an optionee is terminated "for cause", any unexercised option becomes void and unexercisable on the date of termination. An option also terminates immediately in the case of an optionee who is a Director if the Director is removed for cause as defined by applicable law.

           If an optionee ceases to be an employee, consultant, advisor or Director as a result of his or her death or permanent and total disability, the unexercised option may be exercised to the extent that the optionee was entitled to do so at the time of his or her death. However, the option shall terminate and cease to be exercisable upon the earlier of: (i) the expiration of one (1) year from the date of death or termination of employment in the event of disability; or (ii) the expiration date of the option.

           Terms. Options granted under the 1999 Option Plan expire as determined by the Plan Administrator and provided in the relevant option agreement, but in no event later than 10 years after the date of the grant. No option may be exercised by any person after such expiration. In addition, incentive stock options granted to Stockholders owning more that 10 percent of our outstanding voting stock may not have a term of more than five years.

           Non-Transferability. In the case of an incentive stock option, such options are non-transferable by the optionee other than by will or the laws of descent and distribution. Incentive stock options granted under the 1999 Option Plan are exercisable during the optionee's lifetime only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the option by will, inheritance or the laws of descent and distribution. In the case of a nonincentive stock option, such options are also transferable to a trust to be passed to beneficiaries upon the death of the optionee or by gift to immediate family members as defined by the relevant federal securities law.

           Adjustments Upon Changes in Capitalization; Changes of Control. The number of shares covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from certain defined changes in our capitalization, such as a stock splits, stock dividends and similar changes. Option agreements under the 1999 Option Plan generally provide that if we are a participant in any merger or consolidation, each outstanding and unexercised option may be assumed or substituted by the surviving corporation. If such options are not so assumed, the options become fully exercisable prior to the closing of such merger or consolidation.

           Amendment and Termination. Our Board may from time to time, with respect to any shares at the time not then subject to options, suspend or discontinue the 1999 Option Plan or amend or terminate the Plan in any respect whatsoever. However, our Board may not amend the 1999 Option Plan without the approval of a majority of our Stockholders if such amendment will: (a) increase the number of shares subject to the 1999 Option Plan; (b) change the designation of the class of persons eligible to receive options; or (c) amend any provisions to defeat the stated purpose of the Plan. In addition, no amendment may adversely affect any outstanding options or unexercised portion thereof without the consent of the optionee.

           Term of the 1999 Option Plan. Options may be granted pursuant to the 1999 Option Plan during the ten-year period expiring on November 30, 2009. The 1999 Option Plan shall expire for all purposes no later than November 30, 2009. However, terms of the 1999 Option Plan shall apply to unexpired options issued on or before November 30, 2009 until the earlier of the expiration or termination of the term of any such option.

           Our Common Stock is currently traded over-the-counter on the Bulletin Board ("BB") under the symbol "CINJ.OB". On October _______, the last reported closing price for the Common Stock was $_______.

UNITED STATES TAX INFORMATION

           Options granted under the 1999 Option Plan may be either "incentive stock options" as that term is defined in Section 422 of the Code or nonstatutory or "non-incentive" stock options. The following is a summary of United States federal tax information relevant to such options:

           Incentive Stock Options. Incentive stock options can only be granted to our employees or employees of our subsidiaries. Directors, consultants and advisors are not eligible to receive incentive stock options in such capacities. An optionee who is granted an incentive stock option under the 1999 Option Plan will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two
(2) years after the date of grant and one (1) year after the date of exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not met, the optionee will recognize ordinary income at the time of earlier sale or exchange equal to the difference between the exercise price and the lower of (i) fair market value of the shares on the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also one of our officers, Directors or 10 percent stockholders. We generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

           Nonstatutory or Nonincentive Stock Options. All other options which do not qualify as incentive stock options are referred to as nonstatutory or nonincentive stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares exercised over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also one of our employees or an employee of ICF will be subject to income tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee.

           Restricted Shares. The receipt of restricted shares upon exercise of a stock option generally will not result in a taxable event to the optionee unless and until the restrictions with respect to such shares expire. However, the optionee may make an election under Section 83(b) of the Code to be taxed as of the date of exercise. If a Section 83(b) election is made, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of exercise over the amount paid for such shares. All future appreciation with respect to the shares acquired will be subject to tax upon sale or disposition at capital gains rates. The 83(b) election must be filed with the Internal Revenue Service no later than 30 days after the date of exercise.

           If no Section 83(b) election is made, the optionee will recognize ordinary income on each date on which the restrictions expire as to the subject shares on that date, and the holding period for long-term capital gain purposes will not commence until such date. However, if the participant is subject to
Section 16(b) of the Securities Exchange Act of 1934 (hereinafter "Exchange Act"), and if no Section 83 (b) election was made at the time of purchase, the recognition date for ordinary income for shares that vest within six months of purchase generally will be subject to deferral to the date six months after the date of exercise. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee, provided that the applicable withholding requirements are satisfied.

           The foregoing is only a summary of the effects of United States federal income taxation laws upon the optionee and the Company in connection with the 1999 Option Plan. This summary is not complete, is subject to change, and reference should be made to the applicable provisions of the Code and related rules and regulations for further details. In addition, this summary does not discuss the provisions of the income tax laws of any state or local or foreign jurisdiction to which the optionee may be subject.

REQUIRED VOTE

           The adoption of the 1999 Option Plan requires the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote on this subject matter at the Annual Meeting. On the matter of the adoption of the 1999 Option Plan, as amended by the First Amendment, each share of Common Stock has one vote. An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker "non-vote" will not be treated as entitled to vote on this subject matter at the meeting. See "Quorum; Abstentions," "Voting" and "Security Ownership of Certain Beneficial Owners and Management."

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION
           OF THE 1999 OPTION PLAN, AS AMENDED BY THE FIRST AMENDMENT.

                                  PROPOSAL FOUR
                               RATIFICATION OF THE
                               GRANT OF OPTIONS TO
                           CERTAIN EMPLOYEES UNDER THE
                                1999 OPTION PLAN

GENERAL

           On November 30, 1999, the Board granted incentive stock options representing 240,000 shares of Common Stock to certain of ICF's employees. These options were granted effective as of November 30, 1999, subject to Stockholder approval, at an option price equal to the "fair market value" of the Common Stock as of such date, as determined by our Board. For these purposes, our Board determined that the fair market value of each share of our Common Stock on November 30, 1999, was equal to $.50 per share.

           On September 18, 2000, the Board granted incentive stock options representing 46,000 shares of Common Stock to certain of ICF's employees. These options were granted effective as of September 18, 2000, subject to Stockholder approval, at an option price equal to the "fair market value" of the Common Stock as of such date, as determined by our Board. For these purposes, our Board determined that the fair market value of each share of our Common Stock on September 18, 2000, was equal to $.80 per share.

PROPOSAL

           At the Annual Meeting, our disinterested stockholders are being requested to ratify the grant by our Board of incentive stock options to acquire a total of 286,000 shares of our Common Stock to certain ICF employees. Such approval also requires adoption of the 1999 Option Plan being proposed to our Stockholders under Proposal 3 of this Proxy Statement. Such options granted to such employees are on terms consistent with the 1999 Option Plan, with vesting of the options in accordance with the 1999 Option Plan; and with an exercise price at the fair market value of the shares determined by our Board as described above under the heading "General" of this Proposal 4.

           The Board believes that the grant of options to ICF employees as described above is important to our future success. The grant of options is intended to motivate high levels of performance and effort and to retain the personal services and commitment of these individuals, thereby increasing shareholder value. In making its determination to grant such options and in evaluating the terms of the options, the disinterested members of our Board reviewed, discussed and analyzed our current status and the particular qualifications of each grantee. In addition, several other factors were considered including such grantees' business and technical experience, prior success and respective current contributions, the past and current value of the Common Stock; our operations, financial condition and prospects; the likely demand such grantees would command in the marketplace for their respective services; and the determination of the option exercise price with reference to a "fair value" of our Common Stock for such purposes from a financial point of view as of the grant date pursuant to the Plan. In view of the variety of factors considered by our Board, no one factor nor any combination of these factors was determinative in the recommendation of our Board. Without giving relative weights to the respective factors, favorable and adverse, the Board determined that the factors adverse to the grant of the relevant options were not sufficiently so to negate the potential benefits of such grants.

REQUIRED VOTE

           The ratification of the grant of options by our Board requires the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote on this subject matter at the Annual Meeting. Shares of our Common Stock owned by the grantees receiving options are not entitled to vote on this subject matter. On the matter of the ratification of these option grants, each share of our Common Stock has one vote. An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker "non-vote" will not be treated as entitled to vote on this subject matter at the meeting. See "Quorum; Abstentions," "Voting" and "Security Ownership of Certain Beneficial Owners and Management."

              THE DISINTERESTED MEMBERS OF OUR BOARD OF DIRECTORS
      RECOMMEND A VOTE "FOR" THE RATIFICATION OF THE GRANT OF SUCH OPTIONS.

                                  PROPOSAL FIVE
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

           In 1997, our Board of Directors appointed Hollander, Gilbert & Co., which later became known as Hollander, Lumer & Co. ("Hollander"), as our new independent auditors, subject to ratification by the Company's shareholders.

           During April 1997, John J. Ackerman, then our largest shareholder (who at the time owned 10,000,000 shares of our Common Stock or 80%) consented to the appointment of Hollander. As a result, Hollander's appointment was approved by a majority of the shares of our voting stock, as required by law and no further vote was needed.

           Effective February 2, 2000, our Board of Directors decided to dismiss Hollander as our independent public accountants. We believe and have been advised by Hollander that it concurs, that for the two fiscal years ended December 31, 1998, and the subsequent interim period through February 2, 2000, we did not have any disagreement with Hollander on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hollander, would have caused Hollander to make reference in connection with its report on our financial statements to the subject matter of the disagreement.

           The report of Hollander on our financial statements for the years ending December 31, 1997 and December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

           Hollander furnished a letter addressed to the Securities and Exchange Commission stating that Hollander agreed with the above statements, which was attached as Exhibit 1 to our Form 8-K describing the above referenced changes, filed with the Commission on February 25, 2000.

           On February 2, 2000, we engaged Deloitte & Touche LLP ("Deloitte") to replace Hollander as our independent public accountants. On February 15, 2000, Deloitte resigned as our independent auditors because Deloitte determined that, prior to its engagement as our auditors, it had performed certain valuation services that could impact its independence. During the period of Deloitte's engagement, we did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure with Deloitte, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make reference in connection with its report on our financial statements to the subject matter of the disagreement. Deloitte did not issue any reports on our financial statements.

           Deloitte furnished a letter addressed to the Securities and Exchange Commission stating that Deloitte agreed with the above statements, which was attached as Exhibit 2 to our Form 8-K describing the above referenced changes, filed on February 25, 2000.

           Between February 25, 2000, and March 27, 2000, we received and reviewed engagement proposals from other nationally recognized independent accounting firms. On March 27, 2000, our Board of Directors decided to retain BDO Seidman, LLP as our new independent public accountants to replace Deloitte. We formally retained BDO Seidman, LLP as our independent public accountants on March 28, 2000. No other independent accounting firms were consulted by us on any accounting and/or reporting matters between February 15, 2000, and March 28, 2000.

           Additional details concerning these changes in our independent public accountants may be found in Form 8K Current Reports that we filed with the SEC on February 25, 2000 and March 29, 2000.

PROPOSAL

           Our Board has selected BDO Seidman, LLP, to audit our financial statements for the year ending December 31, 1999, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, our Board will reconsider its selection. Representatives of BDO Seidman, LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

           The ratification of the appointment of the independent public accountants requires the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote on this subject matter at the Annual Meeting. An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker "non-vote" will not be treated as entitled to vote on this subject matter at the meeting. See "Quorum; Abstentions," "Voting" and "Security Ownership of Certain Beneficial Owners and Management."

            THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR
                       INDEPENDENT PUBLIC ACCOUNTANTS.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

           The following table shows, as to the Chief Executive Officer and each of the other current executive officers and former executive officers whose salary plus bonus exceeded $100,000, information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the last three fiscal years:

                        SUMMARY COMPENSATION TABLE(1)(2)
--------------------------------------------------------------------------------
                                                                     Long-Term
                                      Annual Compensation          Compensation
                                     ---------------------------- --------------
     (a)                 (b)            (c)             (d)            (e)
---------------      -------------   ------------    ------------ --------------

   Name/Principal     Year Ended                                    Restricted
     Position         December 31       Salary ($)     Bonus ($)   Stock Awards
---------------      -------------   ------------    ------------ --------------

John Ackerman
Chairman,
COMC and ICF (3)          1999            137,692        -0-             -0-
                          1998            180,262     25,000             -0-
                          1997             96,400        -0-             -0-
                     -------------   ------------    ------------ --------------

Christopher R. Smith,
CEO, Interim
President and CFO,
of COMC, Exec. Vice
President of ICF          1999             44,135        -0-          2,463,896
                          1998                -0-        -0-                -0-
                          1997                -0-        -0-                -0-


William M Burns
COO of COMC,
President and
CEO, ICF                  1999            135,000        -0-            376,623
                          1998             31,731     40,000                -0-
                          1997                -0-        -0-                -0-


Charles E. Lincoln,
Former President,
CEO, COMC                 1999            135,000        -0-            376,623
                          1998             31,731     40,000                -0-
                          1997                -0-        -0-                -0-



(1) The above compensation does not include the use of an automobile and other personal benefits, the total value of which do not exceed as to any named officer or director or group of executive officers the lesser of $50,000 or 10% of such person's or persons' cash compensation.

(2) Pursuant to the regulations promulgated by the Commission, the table omits columns reserved for types of compensation not applicable to us.

(3) Mr. Ackerman resigned as President in August 1998. Mr. Ackerman resigned as Chief Executive Officer in October 1999. Since October 1999, Mr. Ackerman has acted solely as the Chairman of our Board of Directors.

Stock Option Grants and Exercises

           The following table sets forth information for our executive officers who received salary compensation of more than $100,000 in 1999, relating to option exercises in 1999 and the number and value of securities underlying exercisable and unexercisable options held at December 31, 1999.


                                                      Number of Securities
                                                           Underlying                  Value of Unexercised
                                                      Unexercised Options at         In-The-Money Options at
                         Shares                        December 31, 1999(2)              December 31, 1999
                        Acquired        Value     ------------------------------  ------------------------------
Name                  on Exercise    Realized(1)   Exercisable     Unexercisable   Exercisable    Unexercisable
--------------------  -----------    -----------  -------------    -------------  -------------   --------------
William M. Burns          0              0            376,623           0            $393,571         0

Charles E. Lincoln        0              0            376,623           0            $393,571         0

Christopher R. Smith      0              0          2,463,896           0          $2,574,777         0


(1) Value realized reflects the fair market value of our common stock underlying the option on the date of exercise minus the aggregate exercise price of the option.

(2) Value of unexercised in-the-money options are based on a value of $1.125 per share, the fair market value of our common stock on December 31, 1999 as determined by our Board of Directors. Amounts reflected are based on the value of $1.125 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

           The following table sets forth information for our non-executive employees who have received options to acquire shares of our Common Stock under the 1999 Option Plan, subject to stockholder ratification.

                                           Dollar Value   Number of Options
                                           ------------   -----------------
  Non-Executive Employees (25 total)          $156,800          286,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Pursuant to consulting and purchase and sale agreements entered into in January of 1998, John Ackerman, our Chairman, transferred 1,000,000 shares of Common Stock and 500,000 shares of Common Stock at a price of $.01 per share from his personal holdings to Albert Vasquez, one of our former directors, and Ernie Mauritson, our former Chief Financial Officer, respectively. In April of 1999, the Audit Committee of our Board of Directors placed a value of $.01 per share on these transactions, deeming the sale to be at fair market value, and consequently the excess consideration was zero.

           In October of 1998, John Ackerman transferred 500,000 shares of Common Stock to a former employee of our wholly owned subsidiary, CCI, in settlement of an employment dispute between CCI and this former employee arising in 1996 and 1997. The shares were transferred at a value of $.01 per share, the fair market value of CCI at the time of the dispute.

           On August 17, 1998, we consummated the acquisition of ICF. Under the terms of the Agreement and Plan of Merger dated July 24, 1998 (as amended on August 3, 1998, the "Agreement"), ICF merged with and into our wholly owned subsidiary, COMC Acquisition Corp., which we created for purposes of this transaction (the "Merger"). Immediately following the Merger, we changed the name of COMC Acquisition Corp. to ICF Communication Solutions, Inc. As consideration for the Merger, the two principals of ICF, Charles Lincoln and William Burns, received consideration valued at $14,000,000, as follows:

1. $1,500,000 in cash at the closing of the Merger; $1,500,000 in promissory notes due and payable on January 5, 1999, secured by all accounts receivable of ICF;

2.         $1,000,000 in promissory notes due and payable January 4, 1999;

3.         $1,000,000 in promissory notes due and payable August 17, 1999; and

4.         6,493,506 shares of Common Stock.

           We also agreed to use our best efforts to register the shares of Common Stock issued in connection with the Merger.

           Under the Agreement, and pursuant to separate two-year employment agreements, Messrs. Lincoln and Burns were elected to our Board of Directors. Mr. Lincoln was also elected as our President, and as the Chief Executive Officer of ICF. Mr. Burns was elected as our Chief Operations Officer and as the President of ICF. Messrs. Burns' and Lincoln's employment agreements provided, among other things, that they would each receive annual salaries of $135,000, as well as annual bonuses at the discretion of the our Board of Directors. Messrs. Burns recently changed his position with us and with ICF as a result of a recent restructuring, and Mr. Lincoln's employment with us was recently terminated. Mr. Lincoln also recently resigned from our Board of Directors. These recent events are described in further detail below.

           In August of 1999, and as part of an overall restructuring of certain of our outstanding debt obligations to Messrs. Burns and Lincoln, we entered into a series of agreements related to such debt obligations. We also entered into an employment agreement with Mr. Smith on August 10, 1999, which provided for Mr. Smith to commence employment as our Chief Financial Officer on August 23, 1999, along with another group of related agreements. The agreements which we entered into as of August 10, 1999, may be summarized as follows:

(i) two separate loan agreements, one between us and Mr. Burns, and the other between us and Mr. Lincoln, pursuant to which we re-structured our debt obligations to Messrs. Burns and Lincoln and extended the re-payment term of our debt obligations to August 10, 2002;

(ii) two separate promissory notes, pursuant to which we memorialized our obligation, as restructured, to repay a total of $1,750,000 to Mr. Burns and $1,750,000 to Mr. Lincoln;

(iii) an employment agreement with Mr. Burns, pursuant to which we agreed to employ Mr. Burns for a term of two years as our Secretary and Chief Operations Officer, and President of ICF;

(iv) an employment agreement with Mr. Lincoln, pursuant to which we agreed to employ Mr. Lincoln for a term of two years as our President, and as CEO of ICF;

(v) nine separate Stock Purchase Agreements, pursuant to which various accredited investors, including Mr. Smith, acquired a total of 1,015,000 shares of Common Stock from Mr. Ackerman;

(vi) a Contribution Agreement by and between us and Mr. Ackerman pursuant to which Mr. Ackerman contributed 3,651,948 outstanding shares of Common Stock to us in order to fund options we granted to Messrs. Burns, Lincoln and Smith, and Gramercy National Partners, LLC ("Gramercy");

(vii) four separate stock option agreements, pursuant to which we granted Messrs. Burns, Lincoln, Smith, and Gramercy options to acquire a total of 3,651,948 shares of Common Stock;

(viii) a Registration Rights Agreement, pursuant to which we granted certain registration rights to Messrs. Burns, Lincoln and Smith, and certain other accredited investors with respect to their shares of Common Stock;

(ix) a Stockholders Agreement by and between us, William M. Burns and Nellie J. Burns, Trustees of the Burns Family Trust (the "Burns Trust"), Charles E. Lincoln and Carolyn D. Lincoln, Trustees of the Lincoln Family Trust (the "Lincoln Trust"), and Messrs. Ackerman and Smith, providing for, among other things:

           (A) the ability of the Burns Trust (3,246,753 shares, 3,623,376 shares on a fully diluted basis), the Lincoln Trust (3,246,753 shares, 3,623,376 shares on a fully diluted basis,) and Messrs. Ackerman (2,833,252 shares and 500,000 shares via irrevocable proxy) and Smith (200,000 shares, 2,663,896 shares on a fully diluted basis, and 815,000 shares via irrevocable proxy) to nominate one member of the Board of Directors at each annual meeting and the four of them together to nominate a fifth member of the Board of Directors,

           (B) an agreement to vote for the election of those five nominated directors, and

           (C) certain rights of first refusal and restrictions on sales of Common Stock by the parties to the agreement.

(x) an employment agreement with Mr. Smith, pursuant to which we agreed to employ Mr. Smith for a term of two years as our Chief Financial Officer and as Executive Vice President of ICF.

           After the closing of the above referenced transactions, the total number of issued and outstanding shares of our Common Stock was 19,401,491. Mr. Ackerman's stock ownership decreased from 8,000,200 to 3,333,252. Mr. Smith now owns 200,000 shares and the option to purchase an additional 2,463,896 shares. Other accredited investors purchased a total of 800,000 shares from Mr. Ackerman at $.50 per share. Mr. Ackerman used a portion of the proceeds from such sales to re-pay the balance of a loan that we made to Mr. Ackerman, which, at the time of re-payment, equaled $114,281. Gramercy purchased 15,000 shares from Mr. Ackerman at $.50 per share and acquired the option to purchase an additional 434,806 shares from us. Messrs. Burns and Lincoln were granted options to purchase 376,623 shares each from us.

           Effective October 11, 1999, we instituted a number of organizational and administrative changes involving certain key personnel. Specifically, Mr. Ackerman resigned from his position as our Chief Executive Officer and was appointed the Chairman of the Board of ICF. Mr. Ackerman continues to serve as the Chairman of our Board of Directors. Mr. Lincoln was appointed as our Chief Executive Officer and continued to serve as our President. Mr. Burns was appointed the President and CEO of ICF. These changes were motivated by a desire to streamline our management, as well as the management of ICF, and to allow these key employees to focus on those areas where their strengths are greatest. These changes were approved by our Board of Directors and the Board of Directors of ICF effective as of October 11, 1999.

           In November 1999, our Board of Directors determined that it was in the best interests of the Company to adopt the 1999 Option Plan. The 1999 Option Plan was adopted by our Board of Directors on November 30,1999, and 1,000,000 shares of our common stock were reserved for issuance under the 1999 Option Plan. Subject to the approval of our stockholders, in November, 1999, we granted incentive stock options to our employees to acquire a total of 240,000 shares of our common stock at an exercise price of $.50 per share, with the right to exercises such options vesting over a five year period. The 1999 Option Plan is the subject of Proposal Number 3, above.

           On November 30, 1999, Mr. Smith was appointed to our Board of Directors in order to fill one of the vacancies created by the resignations of Messrs. Vasquez, Horowitz and Loeb in early 1999.

           During a meeting of our Board of Directors that took place on March 27, 2000, our Board of Directors approved resolutions that, among other things, authorized the following: (i) the sale of Two Million Six Hundred Twenty-five Thousand Dollars worth of our common stock (ii) the termination of Mr. Lincoln's employment with the Company and the negotiation of a settlement and mutual release agreement by and between the Company, ICF and Mr. Lincoln. Our Board of Directors determined that the termination of Mr. Lincoln was necessary due to differences in management styles between Mr. Lincoln and our other officers and different visions for the future of the Company.

           On May 10, 2000, we entered into a Settlement and Release Agreement with Mr. Lincoln. ICF was also a party to this agreement. This Settlement and Release Agreement provided for, among other things: a) the termination of Mr. Lincoln's Employment as our President and Chief Executive Officer and the termination of our Employment Agreement with Mr. Lincoln; b) our agreement to repay all amounts owing under our note made in favor of Mr. Lincoln in the original principal amount of $1,750,000; c) our agreement to pay a lump sum of $185,291.73 to Mr. Lincoln as an aggregate severance payment under Mr. Lincoln's Employment Agreement; d) our agreement to pay for Mr. Lincoln's continued participation in the Company's health insurance and disability insurance programs (to the extent such programs were previously offered to Mr. Lincoln and continued participation is permitted under such programs), until August 10, 2001; and e) the mutual release of all claims that we or ICF has or may have against Mr. Lincoln, and vice versa.

           On May 11, 2000, Mr. Lincoln tendered his resignation as a member of our Board of Directors, to be effective immediately. Mr. Lincoln's letter of resignation does not state any reason for his resignation.

           Effective as of May 18, 2000, Mr. Smith was appointed as our CEO. At this time, Mr. Smith was also appointed as our President until such time that our Board of Directors is able to locate a successor or a new President is elected by our directors at the next meeting of our Board of Directors, whichever occurs earlier.

                             ADDITIONAL INFORMATION

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

           Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Mr. Ackerman, the Burns Trust and the Lincoln Trust have recently made necessary
Section 16(a) filings. To our knowledge, Marvin Loeb and Albert Vasquez, who were both formerly officers and directors, have not complied with all applicable
Section 16(a) filing requirements. Mr. Loeb and Mr. Vasquez resigned from all of their officer and director positions in the early part of 1999.

ANNUAL REPORT/ FORM 10-KSB

           A copy of our Annual Report on Form 10-KSB for the year 1999 has been mailed concurrently with this Proxy Statement to all Stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

           We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

           We currently intend to hold our 2001 Annual Meeting of Stockholders on June 15, 2001 and to mail proxy statements relating to such meeting on May 15, 2001. We must receive Proposals of Stockholders that are intended to be presented at the 2001 Annual Meeting no later than one hundred and fifty days prior to the meeting date, and they must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting, including the following: (i) a brief description of the matter and the reasons for conducting such business at the Annual Meeting, (ii) the name and address of the Stockholder, as they appear on our books, (iii) the number of shares beneficially owned by the Stockholder, (iv) any material interest of the Stockholder in the proposal, and (v) any other information that is required to be provided by the Stockholder pursuant to Regulation 14A under the Exchange Act. Nominations of persons to our Board of Directors must include, with respect to each nomination and the nominating stockholder, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of our Common Stock which are beneficially owned by such person, (D) a description of arrangements or understandings between the Stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of Directors, or is otherwise required under the Exchange Act.

           The attached proxy card grants discretionary authority to the proxies named therein to vote on any matter raised by a Stockholder at the Annual Meeting. We intend to confer similar authority in the Proxy to be solicited for the 2001 Annual Meeting for any Stockholder proposal as to which we receive notification by February 5, 2001 of the Stockholder's intent to raise the matter at the 2001 Annual Meeting.

           Notwithstanding the foregoing, the Stockholder must also provide notice as required by the Exchange Act and the applicable regulations thereunder. The chairman of the Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the Annual Meeting and, therefore, may not be considered at the Annual Meeting.

                                                     THE BOARD OF DIRECTORS


           Dated: October __ , 2000

                                  Attachment A
                                  ------------

           THIS PLAN AND AGREEMENT OF MERGER by and between COMC, Inc., an Illinois corporation (herein sometimes called the "Illinois Corporation") and COMC, Inc., a Delaware corporation (herein sometimes called the "Delaware Corporation")

                              W I T N E S S E T H :

           WHEREAS, the Illinois Corporation was incorporated by the filing of a Certificate of Incorporation in the office of the Secretary of State of the State of Illinois in December 1978 under the name Automedix Sciences, Inc., and subsequently changed its name to COMC, Inc.;

           WHEREAS, the Illinois Corporation is authorized to issue a total of 40,000,000 shares of Common Stock and the total number of shares that are issued and outstanding is 20,957,741 and 17,392,754, respectively, shares of Common Stock;

           WHEREAS, the Delaware corporation was incorporated on May 7, 1997, under the provisions of the General corporation Law of the State of Delaware; its registered office in Delaware is in the City of Dover, County of Kent; the total number of shares which it is authorized to issue is 40,000,000 Common Stock, par value $.01 per share and 10,000,000 shares of Preferred Stock;

           WHEREAS, the laws of the State of Delaware and the State of Illinois permit the merger of said corporations (herein sometimes called the "constituent corporations") into a single corporation; and,

           WHEREAS, it is deemed advisable by the Board of Directors of each of the constituent corporations that the Illinois Corporation merger into the Delaware Corporation.

           NOW, THEREFORE, it is agreed as follows:

           1. As of the Effective Date, the Illinois corporation shall be and hereby is merged pursuant to Section 252 of the General Corporation Law of the State of Delaware into the Delaware corporation. The Delaware Corporation shall be the surviving corporation and it shall continue and shall be deemed to continue for all purposes whatsoever after the merger of the Illinois Corporation with and into the Delaware Corporation. For convenience, the Delaware Corporation, as it shall exist after such merger, is hereinafter referred to as the "Surviving Corporation."

           2. The Merger shall become effective when this Agreement has been adopted by the Illinois Corporation and by the Delaware Corporation and appropriate documentation has been prepared and filed in accordance with the laws of the States of Illinois and Delaware. For operational, accounting and bookkeeping purposes, the time when the Merger shall become effective is referred to herein as the "Effective Date" and shall be the date fixed in accordance with the laws of and the documentation filed with the state of incorporation of the Surviving Corporation.

           3. After the Effective Date, the Surviving Corporation shall be governed by the laws of the State of Delaware and its name shall continue to be COMC, Inc. The present Certificate of Incorporation of the Delaware Corporation shall continue to be the Certificate of Incorporation of the Surviving Corporation. The present Bylaws of the Delaware Corporation shall be and remain the Bylaws of the Surviving Corporation and the existing Bylaws of the Illinois Corporation shall no longer be in effect. The directors and officers of the Delaware Corporation immediately prior to the Effective Date shall continue to be the directors and officers of the Surviving Corporation upon the Effective Date.

           4. The 17,392,754 shares of stock of Illinois Corporation which are outstanding immediately prior to the Effective Date shall be canceled as of the Effective Date. Each share of Common Stock of the Illinois Corporation shall be converted into one share of Common Stock of the Surviving Corporation as of the Effective Date.

           5. Upon the Effective Date, the outstanding certificates for shares of the Illinois Corporation's Common Stock will, until replaced by the Surviving Corporation, represent the same number of shares of Common Stock of the Surviving Corporation.

           6. This Agreement may be terminated and abandoned by action of the Board of Directors of the Illinois Corporation or the Delaware Corporation at any time prior to the Effective Date, for any reason whatsoever.

           7. Upon the Effective Date the rights, capacity, privileges, powers, franchises and authority of each of the constituent corporations, and all property real, personal and mixed, and all debts, obligations and liabilities, due to each of the constituent corporations on whatever account as well as for subscriptions for shares as for all other things, belonging to each of the constituent corporations shall be vested in the Surviving Corporation; and all such property, rights, capacity, privileges, powers, franchises, authority and immunities and all and every other interest shall be thereafter as fully and effectually the property of the Surviving Corporation as though they were the property of the several and respective constituent corporations, and shall not revert or be in any way impaired by reason of the merger; provided however, that all rights of the creditors of the constituent corporations shall be preserved unimpaired and all debts, liabilities (including liability, if any, to dissenting shareholders) and duties of the respective constituent corporations shall thenceforth be attached to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.

           8. The Illinois Corporation agrees that from time to time as when it shall be requested by the Surviving Corporation or by its successors or assigns, it will execute and deliver or cause to be executed and delivered all such other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and to confirm to the Surviving Corporation title to all of the property, capacity, privileges, powers, franchises, authority, and immunities of the Illinois Corporation and otherwise to carry out the intent and purposes of the Agreement.

           9. The Surviving Corporation agrees that it may be served with process in the State of Delaware or in the State of Illinois, in any proceeding for enforcement of any obligation of the Illinois Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in any appraisal proceeding pursuant the Illinois Business Corporation Act and shall irrevocably appoint the Secretary of State of the State of Delaware as its agent in Delaware and the Secretary of State of the State of Illinois as its agent in Illinois to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware shall be c/o United Corporate Services, Inc., 15 East North Street, Dover, Delaware 19901, and by the Secretary of State of the State of Illinois shall be c/o United Corporate Services, Inc.


           IN WITNESS WHEREOF, we have signed this Agreement this ___ day of ________, 2000.

                                          COMC, Inc., an Illinois corporation

                                          By:
                                                -------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------



                                          COMC, Inc., a Delaware corporation

                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                  Attachment B
                                  ------------

                          CERTIFICATE OF INCORPORATION
                                       OF
                                   COMC, INC.

           FIRST: The name of the Corporation is COMC, Inc., a corporation formed in accordance with the General Corporation Law of Delaware.

           SECOND: The address of the Corporation's registered office in the State of Delaware is 15 East North Street, Dover, Delaware 19901. The registered agent at such address shall be United Corporate Services, Inc.

           THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

           FOURTH: (a) The aggregate number of shares which the Corporation shall have the authority to issue is 50,000,000, which are divided into 40,000,000 shares of Common Stock of par value of $.01 per share and 10,000,000 shares of Preferred Stock of a par value of $.01 per share.

           (b) PREFERRED STOCK. (1) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

                               (A) The distinctive designation of, and the
                     number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                               (B) The rate and times at which, and the terms
                     and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relations, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

                               (C) The right, if any, of the holders of
                     Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

                               (D) Whether or not Preferred Stock of such series
                     shall be subject to redemption, and the redemption price or prices and the prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

                                (E) The rights, if any, of the holders of
                     Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

                               (F) The terms of the sinking fund or redemption
                     or purchase account, if any, to be provided for the Preferred Stock of such series; and

                               (G) The voting powers, if any, of the holders of
                     such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

           (2) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in paragraph (b)(1) of this Paragraph FOURTH, and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to paragraph
(b)(1) of this Paragraph FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

           (3) Subject to the provisions of subparagraph 2 of this paragraph
(b), shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

           (4) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon. The total number of shares of stock which the corporation shall have authority to issue is 2,000,000 shares, par value $.01 per share.

           FIFTH: The name and mailing address of the incorporator are as follows:

                   Louis A. Brilleman
                   292 Madison Avenue
                   New York, NY 10017

           SIXTH: The original Bylaws of the Corporation shall be adopted by the incorporator. Thereafter, the power to make, alter or repeal Bylaws shall be in the Directors of the Corporation.

           SEVENTH: The business and affairs of the corporation shall be managed and directed by a Board of Directors, which may be comprised of a single director, the number of directors to be fixed by the Bylaws. A director, or former director, shall not be liable to the corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under sec.174 of the General Corporation Law of the State of Delaware, pertaining to the liability of directors for unlawful payment of dividends or unlawful stock purchase or redemption; or (iv) for any transaction from which the director derived an improper personal benefit.

           IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this 7th day of May 1997.



                                          /s/
                                          ------------------------------------
                                          Louis A. Brilleman, Incorporator

                                  Attachment C
                                  ------------


                                     BYLAWS

                                       OF

                                   COMC, INC.

                         -----------------------------

                            (a Delaware corporation)

                                     BYLAWS

                                       OF

                                   COMC, INC.


Section 1. Offices.

           1.1 Registered Office. The registered office shall be in the City of Dover, County of Kent, State of Delaware.

           1.2 Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

Section 2.  Meetings of Stockholders.

           2.1 Place and Time of Meetings. All meetings of the stockholders for the election of directors shall be held at the principal office for the transaction of business, or at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

           2.2 Annual Meeting. Annual meetings of stockholders shall be held on June 15th of each year if not a legal holiday, and if a legal holiday, then on the next secular day following, or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

           2.3 Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

           2.4 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

           2.5 Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

           2.6 Conduct of Business. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

           2.7 Stockholders List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

           2.8 Quorum. The holders of stock issued and outstanding representing a majority of the total votes represented by all of the issued and outstanding stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.

           2.9 Adjournments. If a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

           2.10 Voting and Proxies. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder and a proportionate vote for each fractional share so held. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him or her by written proxy executed by the stockholder or his or her authorized agent and delivered to the secretary of the corporation. No such proxy shall be voted or acted upon after three (3) year(s) from the date of its execution, unless the proxy provides for a longer period.

           2.11 Action at Meeting. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

           2.12 Action Without a Meeting. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 3.  Directors.

           3.1 General Powers. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders. In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by statute, may exercise the powers of the full board until the vacancy is filled.

           3.2 Number; Election and Term of Office. The Board of Directors shall consist of a total of seven directors. Changes to the authorized number of directors may be set by resolution of the Board of Directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.3, and each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders.

           3.3 Vacancies. Except as otherwise provided in the certificate of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Except as otherwise provided in the certificate of incorporation, if, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

           3.4 Resignation. Any director may resign by delivering a written resignation to the corporation at its principal office or to the chairman of the board, the president, the secretary or the board of directors. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

           3.5 Removal. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series.

           3.6 Place of Meetings. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

           3.7 First Meeting of Board of Directors. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

           3.8 Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board; provided, however, that any director who is absent when such determination is made shall be given notice of the determination.

           3.9 Special Meetings. Special meetings of the board of directors may be held at any time and place, within or without the State of Delaware, and shall be called by the chairman of the board, president or two or more directors, unless the board consists of only one director, in which case special meetings shall be called at the request of the sole director.

           3.10 Notice of Special Meetings. Notice of special meetings of the board of directors shall be given to each director by the president, secretary or one of the directors calling the meeting. Notice shall be given to each director at least by forty-eight (48) hours in advance of the meeting. A notice or waiver of notice of a meeting of the board of directors need not specify the purposes of the meeting.

           3.11 Meetings by Telephone Conference Call. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

           3.12 Quorum and Adjournments. Subject to Section 3.17, at all meetings of the board a majority of the total number of the whole board of directors shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. If a quorum shall not be present at any meeting of the board of directors the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

           3.13 Action at a Meeting. When a quorum is present at any meeting of the board of directors, the vote of a majority of the directors present shall be sufficient to take any action, except as may be otherwise specifically provided by statute or by the certificate of incorporation.

           3.14 Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

           3.15 Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

           Any such committee, to the extent provided in the resolution of the board of directors and subject to the provisions of the Delaware General Corporation law, shall have and may exercise all the powers and authority of the board of directors in management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation law to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any bylaw of the corporation.

           3.16 Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 4.  Officers.

           4.1 Number and Appointment. The officers of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may also choose a chairman of the board, a vice chairman of the board, Chief Financial Officer, one or more vice-presidents, assistant secretaries and assistant Chief Financial Officers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

           4.2 Election and Qualification. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a chief financial officer. No officer need be a stockholder.

           4.3 Term of Office. The officers of the corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

           4.4 Resignation and Removal. Any officer may resign by delivering a written resignation to the corporation at its principal office or to the president or secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office. Except as the board of directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether such compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

           4.5 Vacancies. The board of directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of president, Chief Financial Officer and secretary. Each such successor shall hold office for the unexpired term of his or her predecessor and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

           4.6 Chairman of the Board and Vice-Chairman of the Board. The board of directors may appoint a chairman of the board and may designate the chairman of the board as chief executive officer. If the board of directors appoints a chairman of the board, he or she shall perform such duties and possess such powers as are assigned to him or her by the board of directors. If the board of directors appoints a vice-chairman of the board, he or she shall, in the absence or disability of the chairman of the board, perform the duties and exercise the powers of the chairman of the board and shall perform such other duties and possess such other powers as may from time to time be vested in him or her by the board.

           4.7 President. Unless the board of directors has designated the chairman of the board as chief executive officer, the president shall be the chief executive officer of the corporation. He or she shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

           4.8 Vice-President. In the absence of the president or in the event of his or her inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

           4.9 Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he or she shall be. The secretary shall have custody of the corporate seal of the corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature.


           4.10 Salaries. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 5.  Indemnification of Directors and Officers.

           5.1 Right to Indemnification. Each person who was or is made a party to or witness or other participant in or is threatened to be made a party to or witness or other participant in or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or other (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "agent"), whether the basis of the proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expenses, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss) (hereinafter collectively "expenses," which expenses shall also include without limitation any expenses of establishing a right to indemnification or advancement under this section) reasonably incurred or suffered by such agent in connection therewith and such indemnification shall continue as to an agent who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 5.3, the corporation shall indemnify any such agent seeking indemnification in connection with a proceeding (or part thereof) initiated by such agent only if such proceeding (or part thereof) was authorized by the board of directors of the corporation.

           The corporation may, by action of the board of directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

           5.2 Right of Advancement. Expenses incurred by or on behalf of any person in defending any proceeding by reason of the fact that such person is or was an agent of the corporation shall be advanced by the corporation prior to the final disposition of such proceeding; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise.

           5.3 Right of Claimant to Bring Suit. If a claim under either Section
5.1 or Section 5.2 is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including the board of directors, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including the board of directors, independent legal counsel, or the stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

           5.4 Non-Exclusivity of Rights. The indemnification and advancement provided by this section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the articles of incorporation. Persons seeking indemnification or advancement may seek either or both at his or her discretion and the pursuit of one shall neither be deemed a waiver of such person's rights to pursue the other, nor shall it have any effect on the outcome of such person's pursuit of the other. Nothing contained in this section shall affect any right to indemnification to which persons other than agents may be entitled by contract or otherwise. Nothing in this section shall restrict the power of the corporation to indemnify its agents under any provision of the Delaware General Corporation Law, as amended from time to time, or under any other provision of law from time to time applicable to the corporation, nor shall anything in this section authorize the corporation to indemnify its agents in situations prohibited by the Delaware General Corporation Law or other applicable law.

           5.5 Insurance. The corporation may maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee, agent or fiduciary of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another corporation or of a partnership, joint venture, trust or other enterprise against any expenses incurred in a proceeding, whether or not the corporation would have the power to indemnify such person against such expenses under the Delaware General Corporation Law.

Section 6.  Capital Stock and Dividends.

           6.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the certificate of incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the board of directors in such manner, for such consideration and on such terms as the board may determine.

           The consideration for which shares will issue may consist of money paid, labor performed, services actually rendered to the Corporation or for its benefit or in its formation or reorganization, advances, debts or securities canceled, and tangible and intangible property actually received by either the issuing Corporation or by a wholly owned subsidiary, or any one or combination of these. The full agreed upon price or consideration for shares must be paid prior to or concurrently with the issuance of the shares unless the shares are issued in accordance with a stock subscription or purchase agreement in which case the terms of payment delineated in such stock subscription or purchase agreement shall be controlling.

           6.2 Certificates of Stock. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president and the Chief Financial Officer or an assistant secretary of the corporation, certifying the number of shares owned by him or her in the corporation.

           If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

           Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

           6.3 Facsimile Signatures. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

           6.4 Lost, Stolen or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

           6.5  Reserved.

           6.6 Transfer. Once a shareholder wishing to transfer his or her shares has complied with the restrictions set forth in Section 6.5, or if such restrictions do not apply, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

           6.7 Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

           6.8 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

           6.9 Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

           Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the board of directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 7.  Notices.

           7.1 Matters Requiring Notice for Approval. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, or any other means lawfully permitted under Delaware General Corporation Law, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting.

           7.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Section 8.  General Provisions.

           8.1 Annual Statements. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

           8.2 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

           8.3 Fiscal Year. The fiscal year of this corporation shall commence on January 1 each year and end on December 31 of that year.

           8.4 Securities Owned by Corporation. Except as the board of directors may otherwise designate, the president or any vice-president may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by the corporation.

           8.5 Evidence of Authority. A certificate by the secretary, or an assistant secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

           8.6 Severability. Any determination that any provision of these bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these bylaws.

Section 9.  Amendments.

           9.1 Amendment of Bylaws. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors, or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                             CERTIFICATE OF ADOPTION



KNOW ALL PERSONS BY THESE PRESENTS:

           That the undersigned does hereby certify that the undersigned is the Secretary of COMC, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Delaware (the "Corporation"); that the above and foregoing bylaws of the Corporation were duly and regularly adopted as such by the board of directors of the Corporation, and that the above and foregoing bylaws are now in full force and effect.

           Dated:  November ___, 2000


                                     -------------------------------------------
                                                  , Secretary
                                     -------------

                                     BYLAWS

                                       OF

                                   COMC, INC.


                               TABLE OF CONTENTS


                                                                                                                               PAGE

Section 1.              Offices..................................................................................................1
                1.1     Registered Office........................................................................................1
                1.2     Other Offices............................................................................................1

Section 2.              Meetings of Stockholders.................................................................................1
                2.1     Place and Time of Meetings...............................................................................1
                2.2     Annual Meeting...........................................................................................1
                2.3     Notice of Annual Meeting.................................................................................1
                2.4     Special Meetings.........................................................................................1
                2.5     Notice of Special Meetings...............................................................................1
                2.6     Conduct of Business......................................................................................2
                2.7     Stockholders List........................................................................................2
                2.8     Quorum...................................................................................................2
                2.9     Adjournments.............................................................................................2
                2.10    Voting and Proxies.......................................................................................2
                2.11    Action at Meeting........................................................................................2
                2.12    Action Without a Meeting.................................................................................2

Section 3.              Directors................................................................................................3
                3.1     General Powers...........................................................................................3
                3.2     Number; Election and Term of Office......................................................................3
                3.3     Vacancies................................................................................................3
                3.4     Resignation..............................................................................................3
                3.5     Removal..................................................................................................3
                3.6     Place of Meetings........................................................................................4
                3.7     First Meeting of Board of Directors......................................................................4
                3.8     Regular Meetings.........................................................................................4
                3.9     Special Meetings.........................................................................................4
                3.10    Notice of Special Meetings...............................................................................4
                3.11    Meetings by Telephone Conference Call....................................................................4
                3.12    Quorum and Adjournments..................................................................................4
                3.13    Action at a Meeting......................................................................................4
                3.14    Action Without a Meeting.................................................................................5
                3.15    Committees...............................................................................................5
                3.16    Compensation.............................................................................................5



                                                                                                                               PAGE
Section 4.              Officers.................................................................................................5
                4.1     Number and Appointment...................................................................................5
                4.2     Election and Qualification...............................................................................5
                4.3     Term of Office...........................................................................................5
                4.4     Resignation and Removal..................................................................................6
                4.5     Vacancies................................................................................................6
                4.6     Chairman of the Board and Vice-Chairman of the Board.....................................................6
                4.7     President................................................................................................6
                4.8     Vice-President...........................................................................................6
                4.9     Secretary................................................................................................6
                4.10    Salaries.................................................................................................7

Section 5.              Indemnification of Directors and Officers................................................................7
                5.1     Right to Indemnification.................................................................................7
                5.2     Right of Advancement.....................................................................................7
                5.3     Right of Claimant to Bring Suit..........................................................................8
                5.4     Non-Exclusivity of Rights................................................................................8
                5.5     Insurance................................................................................................8

Section 6.              Capital Stock and Dividends..............................................................................9
                6.1     Issuance of Stock........................................................................................9
                6.2     Certificates of Stock....................................................................................9
                6.3     Facsimile Signatures....................................................................................10
                6.4     Lost, Stolen or Destroyed Certificates..................................................................10
                6.5     Restrictions on Transfers of Shares.....................................................................10
                6.6     Transfer................................................................................................10
                6.7     Fixing Record Date......................................................................................10
                6.8     Registered Stockholders.................................................................................10
                6.9     Dividends...............................................................................................10

Section 7.              Notices.................................................................................................11
                7.1     Matters Requiring Notice for Approval...................................................................11
                7.2     Waiver of Notice........................................................................................11

Section 8.              General Provisions......................................................................................11
                8.1     Annual Statements.......................................................................................11
                8.2     Checks..................................................................................................11
                8.3     Fiscal Year.............................................................................................11
                8.4     Securities Owned by Corporation.........................................................................11
                8.5     Evidence of Authority...................................................................................12
                8.6     Severability............................................................................................12

Section 9.              Amendments..............................................................................................13
                9.1     Amendment of Bylaws.....................................................................................13


                                  Attachment D
                                  ------------

                               Election to Dissent



Attn: Secretary
COMC, Inc.
2840 HOWE ROAD, SUITE D
MARTINEZ, CALIFORNIA 94553-4000



           I am the holder of record of ________ shares (the "Shares") of common stock of COMC, Inc., an Illinois corporation (the "Corporation"). I hereby elect to dissent from the Reincorporation of the Corporation into Delaware and the merger of the Corporation into COMC, Inc., a Delaware corporation. Thus, I demand to be paid in cash the fair value of my Shares.

           Executed on ______________, 2000 at _________________________



                                                                    [signature]
                                   ---------------------------------

                                   ---------------------------------

                                   [typed name]

                                   [typed name and signature should be exactly as appearing on stock certificate]

                                  Attachment E
                                  ------------

                           ILLINOIS RIGHT TO DISSENT

(805 ILCS 5/11.65)
    Sec. 11.65.  Right to dissent.

           (a) A shareholder of a corporation is entitled to dissent from, and obtain payment for his or her shares in the event of any of the following corporate actions:

                     (1) consummation of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party if (i) shareholder authorization is required for the merger or consolidation or the share exchange by Section 11.20 or the articles of incorporation or (ii) the corporation is a subsidiary that is merged with its parent or another subsidiary under Section 11.30;

                     (2) consummation of a sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business;

                     (3) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                               (i)  alters or abolishes a preferential
                     right of such shares;

                               (ii) alters or abolishes a right in respect of
                     redemption, including a provision respecting a sinking fund for the redemption or repurchase, of such shares;

                               (iii) in the case of a corporation incorporated
                     prior to January 1, 1982, limits or eliminates cumulative voting rights with respect to such shares; or

                     (4) any other corporate action taken pursuant to a shareholder vote if the articles of incorporation, Bylaws, or a resolution of the board of directors provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures set forth in Section 11.70 or as may be otherwise provided in the articles, Bylaws or resolution.

           (b) A shareholder entitled to dissent and obtain payment for his or her shares under this Section may not challenge the corporate action creating his or her entitlement unless the action is fraudulent with respect to the shareholder or the corporation or constitutes a breach of a fiduciary duty owed to the shareholder.

           (c) A record owner of shares may assert dissenters' rights as to fewer than all the shares recorded in such person's name only if such person dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record owner asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which dissent is made and the other shares were recorded in the names of different shareholders. A beneficial owner of shares who is not the record owner may assert dissenters' rights as to shares held on such person's behalf only if the beneficial owner submits to the corporation the record owner's written consent to the dissent before or at the same time the beneficial owner asserts dissenters' rights.

(Source: P.A. 85-1269.)    (805 ILCS 5/11.70)

Sec. 11.70.  Procedure to Dissent.

           (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

           (b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenter's rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

           (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

           (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

           (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

           (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

           (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

           (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

           (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection
(c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

                     (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b),
           (c), (d), or (f).

                     (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefited. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

           (j)  As used in this Section:

                     (1) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

                     (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(Source: P.A. 86-1156.)

                                  Attachment F
                                  ------------

                                   COMC, INC.

                             1999 STOCK OPTION PLAN




           1. Purpose. This COMC, Inc. 1999 Stock Option Plan (the "Plan") is established to create additional incentives for certain valued employees, directors, consultants and advisors of COMC, Inc. (the "Company") and to promote the financial success and progress of the Company. It is intended that (i) options which qualify as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code of 1986 as amended or superseded, and
(ii) options which are nonincentive stock options ("Nonincentive Options") may be granted under this Plan.

           2. Effective Date and Term of the Plan.
              -----------------------------------

           a. This Plan shall become effective on the date of its adoption by the Board of Directors of the Company (the "Board"), provided the Plan is approved by the shareholders of the Company within twelve months before or after that date. If the Plan is not so approved by the shareholders of the Company, all options granted under this Plan shall be rescinded and shall be void.

           b. This Plan shall terminate upon the earlier of (i) ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders, whichever is earlier, or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of options granted hereunder, or (iii) by action of the Board pursuant to Section 16 hereof. All options outstanding on the date of termination of this Plan shall continue in force and effect in accordance with the provisions of the agreements evidencing such options, and shall continue to include by reference all of the relevant provisions of this Plan notwithstanding such termination.

           3. Certain Definitions. Unless the context otherwise requires, the following defined terms (and all other capitalized terms defined in this Plan) shall govern the construction of this Plan, and any stock option agreements entered into pursuant to this Plan:

           a. "Code" means the Internal Revenue Code of 1986 as amended or superseded.

           b. "Common stock" shall mean the Common Stock of the Company, no par value.

           c. "Corporate Group" means the Company and any successor thereof, any and all parent corporations of the Company, and any and all subsidiary corporations of the Company as of the relevant date of determination. For these purposes "parent corporation" and "subsidiary corporation" shall be as defined in Sections 424(e) and 424(f) of the Code.

           d. "Permanent and total disability" shall have the same meaning as defined in Section 22(e)(3) of the Code.

           e. Except as otherwise expressly provided herein, "fair market value" means:

                    (i) If the common stock of the Company is not then traded on a Public Market (as hereinafter defined), then the "fair market value" of the shares of such common stock of the Company shall be as determined by the Board in good faith based upon the then current value of the stock in terms of present earnings and future prospects of the Company as of the relevant date, or pursuant to such other or additional standards as required by applicable law; or

                   (ii) If the common stock of the Company is then traded on a Public Market, then the "fair market value" of the shares of such common stock of the Company shall be the closing price of such stock on the principal exchange or securities market on which such stock is then listed or admitted to trading on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable. If there are no reported sales of such stock of the Company on such principal exchange or securities market on said date, then the closing price for such stock on such exchange or market on the next preceding trading day for which quotations do exist shall be determinative of fair market value, as reported by the Wall Street Journal or such other source as the Board deems reliable.

                  (iii) If the common stock of the Company is quoted on the NASDAQ System (but not on the National Market System or Small Cap System thereof), then the "fair market value" of the shares of such common stock of the Company shall be either the selling price for such stock or the mean of the closing bid and asked prices for such stock on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable and as determined by the Board; provided however that the Board may use other good faith methods to determine "fair market value" of the common stock in the event that the Board determines that such selling price or such bid and asked prices are not a reliable indicator of fair market value due to low or sporadic volume trading or other relevant factors.

           f. "For cause" means (i) conviction of a crime involving moral turpitude or any felony; (ii) the repeated failure to perform or material neglect or incompetence in the performance of the regular duties of the Optionee as an employee of the Company or other member of the Corporate Group; (iii) knowing participation in any fraud or other material act of malfeasance related to the business of the Company or other member of the Corporate Group; or (iv) the imparting, disclosure or use of any confidential information in material violation of any then applicable employment agreement or nondisclosure agreement to which the Company or other member of the Corporate Group is a party; except as otherwise provided by the terms of the relevant Option Agreement. Nothing in this Plan is intended to change the nature of the at-will employment of an Optionee with the Company or other member of the Corporate Group.

           g. "Option" collectively means an Incentive Option or a Nonincentive Option granted to an Optionee hereunder pursuant to an Option Agreement.

           h. "Option Agreement" means the written agreement between the Company and an Optionee granting an Option hereunder. i. "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Shares under such Option.

           j. "Option Shares" mean the shares of the common stock of the Company issued or issuable by the Company pursuant to the exercise of an Option granted hereunder; all stock or securities received in replacement of the Option Shares in connection with a recapitalization, reorganization, merger or other transaction subject to Section 5(b) hereof; all stock or other securities received as stock dividends or as a result of any stock splits; and all new, substituted or additional stock or other securities to which an Optionee may be entitled by reason of the exercise of an Option or the ownership of the Option Shares.

           k. "Optionee" means the eligible person to whom an Option is granted hereunder, and any permissible transferee thereof pursuant to Section 6(e) of this Plan. Any permissible transferee shall be bound by all of the terms and conditions and obligations of this Plan and the relevant Option Agreement.

           l. "Public Market" means a market where the common stock of the Company (i) is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) is traded on the over-the-counter market and prices are published daily on business days in a recognized national financial journal.

           m. "Ten Percent Shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code, at the time such person is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation or corporations.

           4. Eligibility. The persons who shall be eligible to be granted Options pursuant to this Plan shall be the employees, officers, directors, consultants and/or advisors of the Company or any parent or subsidiary corporation of the Company, as the Board shall select from time to time in its sole discretion.

5.              Shares Subject to Plan.
                ----------------------

           a. The stock issuable under this Plan shall be shares of the authorized but unissued or reacquired common stock of the Company. The aggregate number of shares of common stock which may be issued under this Plan shall be One Million (1,000,000) shares, subject to adjustment as provided in Section 5(b) hereof. In the event that any outstanding Option for any reason expires or is terminated or cancelled in whole or in part, the Option Shares allocable to any unexercised portion of such Option shall be available for subsequent grants hereunder.

           b. In the event the Company shall change the outstanding shares of its common stock into a different number or class of shares by means of any merger, consolidation, recapitalization, reorganization, reclassification, stock split, reverse stock split, stock dividend, combination, exchange, or other comparable change in the corporate structure of the Company effected without receipt of consideration, then the Board shall make appropriate adjustments to the number and/or class of Option Shares and the Option Price per share of the stock subject to each outstanding and unexercised Option and with regard to the maximum number and/or class of shares of common stock of the Company issuable under this Plan, in order to prevent the dilution of benefits provided under such Options and this Plan. For these purposes (i) changes occurring on account of the issuance of shares of stock by the Company at any time upon the exercise of any stock options, rights or warrants or upon the conversion of any convertible securities or debt or other issuance of stock by the Company in a private or public offering for consideration shall not require any adjustment in the number or class of shares or the Option Price, and (ii) in the case of Incentive Options, any and all adjustments provided for hereunder shall fully comply with Sections 422 and 424 of the Code.

           c. Neither the grant of an Option nor any other provision hereof shall in any way affect the right of the Company to adjust, reclassify, restructure, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer or otherwise dispose of all or any part of its stock, business or assets at any time.

           6. Grant of Options; Option Agreements. Each Option granted pursuant to this Plan shall be authorized by the action of the Board and shall be evidenced by an Option Agreement between the Company and the person to whom such Option is granted, in the form and substance satisfactory to the Board from time to time and consistent with and pursuant to this Plan. Without limiting the foregoing, each Option Agreement shall be deemed to include and incorporate by reference each and all of the following terms and conditions:

           a. Grant Date. The date stated in the Option Agreement as the grant date of the Option shall be the "Grant Date" of the Option for all purposes hereof. Notwithstanding the foregoing, an Option shall not be effective and legally enforceable hereunder until the completed execution and delivery of the written Option Agreement by the Optionee and a duly authorized officer of the Company.

           b. Term of Option. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; or in the case of a Ten Percent Shareholder, after the expiration of five (5) years from the date such Option is granted.

           c. Right to Exercise; Vesting. The right to exercise an Option shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date of the Option in all events, subject to reasonable conditions such as the continued employment of the Optionee and specifically subject to Section 6(h) of this Plan. Except as otherwise expressly provided in the relevant Option Agreement and subject to the expiration or earlier termination of the Option, the vesting period of the Option shall be for a period of four (4) years as follows:

                        (i) The Optionee shall have no right to exercise any part of the Option at any time prior to the expiration of the one
           (1) year from the Grant Date of the Option;

                        (ii) The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Option Shares upon the expiration of one (1) year from the Grant Date of the Option; and

                       (iii) The Option thereafter shall become exercisable with respect to an additional One Forty-Eighth (1/48) of the Option Shares for each month following the expiration of one (1) year from the Grant Date of the Option.

Exercisable installments may be exercised by the Optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. The Company shall not be required to issue fractional shares at any time; and any fractional shares remaining in an Option following any exercise thereof shall be rounded down to the next nearest whole number of Shares.

           d. Option Price. The Option Price for each Option shall be as determined in the sole discretion of the Board from time to time; provided however that:

                       (i) The Option Price for Incentive Options shall be not less than 100 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Incentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

                       (ii) The Option Price for Nonincentive Options shall be not less than 85 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Nonincentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

           e. Non-Transferability. No Option shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee solely by the Optionee. Subject to the foregoing, all transfers or assignments or attempted transfers or assignments of any Option or Option Agreement shall be void ab initio.

           f. Exercise of the Option. Except as otherwise provided in the relevant Option Agreement, in order to exercise an Option with respect to all or any part of the Option Shares for which an Option is then exercisable, Optionee (or the executor, administrator, heir or devisee of Optionee after the death of Optionee) must do the following:

                     (i) Provide the Secretary of the Company with written notice of such exercise, specifying the number of Option Shares for which the Option is being exercised;

                     (ii) Pay the Option Price for the Option Shares being purchased in one or more of the following forms: (1) full payment in cash or check of the Option Price in United States Dollars for the Option Shares being purchased; (2) in the event the common stock of the Company is then traded on a Public Market, full payment in shares of common stock of the Company having a fair market value on the Exercise Date equal to the Option Price for the Option Shares being purchased, and held for such period required for purposes of Section 16(b) of the Securities Exchange Act of 1934 to the extent applicable; or (3) in the event the common stock of the Company is then traded on a Public Market, full payment by a combination of such shares of common stock of the Company valued at fair market value on the Exercise Date and cash or check payable to the order of the Company, equal in the aggregate to the Option Price for the Option Shares being purchased; and

                     (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option, if other than Optionee, have the right to exercise such Option. For these purposes, the "Exercise Date" of the Option shall be the date on which the Secretary of the Company receives written notice of the exercise of such Option, together with full payment of the Option Price for the Option Shares being purchased. In the event the Board determines in its sole discretion for any reason that shares of common stock of the Company cannot be reasonably valued at fair market value as of the Exercise Date notwithstanding their trading on a Public Market as herein defined, then full payment of the Option Price for the Option Shares shall be made only in cash or check payable to the order of the Company. The certificate or certificates for the Option Shares shall be registered in the name of Optionee, or if applicable, in the name of the estate, heirs or devisees of Optionee.

           g. Tax Withholding. At the time an Option is exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise shall agree to make adequate payments to the Company for all federal, state and other jurisdiction tax withholding obligations of the Company or any parent or subsidiary thereof which may arise in connection with the Option, if any, including without limitation obligations arising upon (i) the grant of such Option, (ii) the exercise of such Option in whole or in part, (iii) the transfer of any Option Shares or other property or consideration of any kind in connection with the exercise of such Option, (iv) the operation of any law or regulations providing for the imputation of interest or any other income or payment, or (v) the lapsing of any restriction with respect to any Option Shares.

           h. Earlier Termination of Option Term. An Option shall terminate prior to the expiration date of the Option as follows:

                           (i) Termination For Cause. If the Company terminates the employment of an Optionee for cause, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the termination of the employment of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                           (ii) Voluntary Termination. If the Optionee voluntarily terminates his or her employment with the Company, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of thirty (30) days from the date the employment of the Optionee is terminated or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                          (iii) Termination Without Cause. If the Company terminates the employment of the Optionee without cause (other than in the case of death or permanent and total disability), then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of sixty (60) days from the date the employment of the Optionee is terminated or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                          (iv) Removal of Director For Cause. If an Optionee is removed as a director for cause as defined by applicable law, then any Option granted to the Optionee in his or her capacity as a director shall terminate and cease to be exercisable upon the earlier of (1) the termination of the directorship of the Optionee or (2) the expiration date of such Option. No additional right to exercise such Option with respect to any Option Shares shall vest from and after the date the directorship of the Optionee is terminated.

                           (v) Death of Optionee. In the event of the death of Optionee during the term of the Option, then the executors or administrators of the estate of the Optionee or the heirs or devisees of the Optionee (as the case may be) shall have the right to exercise the Option to the extent the Optionee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the death of the Optionee.

                           (vi) Disability of Optionee. In the event of the permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time of the termination of his or her employment or directorship or engagement with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of such termination of employment or directorship or engagement or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the termination of the employment or directorship or engagement of the Optionee.

                          (vii) Employment by Corporate Group. For purposes of this Section, if during the term of the Option the Optionee transfers as an employee from the Company to another member of the Corporate

           Group, the employment of the Optionee shall not be deemed to have terminated or ceased hereunder and all references to the Company herein shall be deemed to include such member of the Corporate Group. For purposes hereof the employment of the Optionee shall be deemed to have terminated either upon actual termination of employment or upon the employer of Optionee ceasing to be a member of the Corporate Group, unless said employer or its successor assumes the Option pursuant to the terms hereof.

           i. Common Stock Voting Rights. This Plan and any Option Agreement hereunder shall be in full compliance with Section 260.140.1 of the Rules of the California Commissioner of Corporations (as amended or superseded) regarding the voting rights of common stock.

           j. Other Provisions. An Option Agreement may contain such other terms, provisions and conditions, including but not limited to provisions accelerating the right to exercise an Option, special forfeiture conditions, other rights of repurchase, other rights of first refusal, and restrictions on transfer of Option Shares issued hereunder, not inconsistent with the provisions of this Plan or applicable law, as may be determined by the Board in its sole discretion.

7.              Repurchase Rights of Company.
                ----------------------------

           a. Repurchase Event. Except as otherwise provided by the relevant Option Agreement, the term "Repurchase Event" for purposes of this Plan and the relevant Option Agreement shall be defined as the termination of the Optionee as an employee or director or consultant or advisor of the Company at any time for any reason, with respect the Option Shares acquired pursuant to exercise of any Option granted to the Optionee in connection with such employment or directorship or engagement.

           b. Repurchase Right. Except as otherwise provided by the relevant Option Agreement, upon the occurrence of any Repurchase Event the Company shall have the irrevocable right and option but not the obligation ("Repurchase Right") to purchase all or any part of the Option Shares for the Repurchase Price as hereinafter defined, on the following terms and conditions:

                        (i) The Company shall have a period of ninety
           (90) days after (1) the date of termination of the employment or directorship or engagement of Optionee, or (2) the last date on which the Optionee or his or her successor or representative exercises the Option in whole or in part, whichever is later, to exercise the Repurchase Right. The Repurchase Right shall be exercised by the delivery of written notice by the Company to the Optionee or his or her successor or representative ("Repurchase Notice"), setting forth the number of Option Shares being repurchased and the amount of the Repurchase Price. The Repurchase Right shall lapse at the end of the relevant 90-day period if not exercised by the Company. Any lapse of the Repurchase Right with respect to any Option Shares shall not affect any other rights of the Company under this Plan or the relevant Option Agreement.

                        (ii) The Repurchase Price for the Option Shares being repurchased by the Company shall equal the fair market value of the Option Shares being repurchased determined as of the date of the Repurchase Event by the written opinion of a qualified independent appraisal firm designated in writing by the Company; and the cancellation of any indebtedness of Optionee to the Company or any other member of the Corporate Group shall be deemed payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled; provided however that if the employment of Optionee is terminated for cause, the Repurchase Price for the Option Shares shall be equal to the Option Price unless otherwise provided by the relevant Option Agreement.

                       (iii) Within ten (10) days of delivery of the Repurchase Notice, the Optionee or his or her successor or representative shall be required to tender all of such Option Shares to the Company for repurchase. The Repurchase Price shall be paid in full upon the tendering of such Option Shares. The failure to tender the Option Shares to the Company shall be a material breach for which the Company shall be entitled to immediate legal and equitable relief. Without limiting the generality of the foregoing, in the event of the failure to tender such Option Shares (1) the Optionee or his or her successor or representative shall have no rights as a shareholder of the Option Shares (including without limitation any right to vote or to dividends or liquidation proceeds), and (2) the Company thereupon shall have the right to unilaterally transfer the Option Shares to the Company on the books of the Company and to tender and hold the amount of the Repurchase Price for the benefit of the Optionee. Upon execution of the relevant Option Agreement, each Optionee shall be deemed to irrevocably appoint and designate the Secretary or Assistant Secretary of the Company, and their respective successors in office, as his or her attorney-in-fact for and on his or her behalf and on behalf of his or her successors and representatives for such purposes.

           c. Termination on Public Offering. Notwithstanding any other provision of this Section, the Repurchase Right of the Company shall terminate and thereafter be of no force or effect upon the initial public offering of the common stock of the Company for sale in a Public Market.

           d. Assignment of Repurchase Right. The Company shall have the right to assign the Repurchase Right at any time.

           8. Right of First Refusal. In addition to any Repurchase Right of the Company, if the Optionee receives a bona fide offer ("Offer") from any third person or entity ("Third Party") to purchase all or any part of the Option Shares of said Optionee and the Optionee intends to sell or otherwise transfer the Offered Shares to the Third Party, then the following provisions shall be applicable:

           a. Notice. The Optionee shall give prompt written notice of the Offer ("Offer Notice") to the Company which shall set forth all material terms of the Offer and the identity of the Third Party and shall include a copy of a written Offer.

           b. Right of First Refusal. The Company shall have the irrevocable right and option ("Right of First Refusal"), but not the obligation, to purchase all of such Option Shares pursuant to the terms of the Offer. Such Option shall be exercisable by the Company within thirty (30) days from the receipt of the Offer Notice, by delivery of written notice of exercise to the Optionee. In the event the Option is exercised by the Company, the purchase price for such Option Shares shall be the amount specified in the Offer and except as otherwise provided herein shall be payable on the terms and at the times specified in the Offer. The exercise or failure to exercise by the Company of such Right of First Refusal shall not affect the rights of the Company with respect to any other Offer Notice. In the event the Offer Notice provides for payment other than in cash, the Company shall have the option of paying for such Option Shares by the discounted cash equivalent of the consideration described in the Offer Notice as reasonably determined by the Company.

           c. Sale Period. If the Company does not exercise its Right of First Refusal for such Option Shares, then the Optionee shall have the right to sell or otherwise transfer such Shares to the Third Party in accordance with all material terms of the Offer within six (6) months after the expiration of the relevant exercise period of the Company. Upon the expiration of such transfer period any of the Option Shares not transferred by the Optionee to the Third Party hereunder shall again become subject to the rights and restrictions of this Section. The Company shall have the right to demand further assurances from the Optionee and the Third Party, in a form satisfactory to the Company, that the transfer of such Option Shares was bona fide and consummated in fact on the terms and conditions set forth in the Offer Notice.

           d. Termination on Public Offering. Notwithstanding any other provision of this Section, the Right of First Refusal of the Company shall terminate and thereafter be of no force or effect upon the initial public offering of the common stock of the Company for sale in a Public Market.

           e. Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time.

           9. Restrictions on Grant or Stock Issuance.
              ----------------------------------------

           a. The grant of Options and the issuance of Option Shares shall be conditioned upon and subject to compliance with all of the applicable requirements of federal and state laws with respect to such securities on the relevant dates of determination; and to the entering into of such covenants, representations and warranties by the Optionee as required under applicable laws in the judgment of the Company or its counsel in its sole discretion with respect to the grant of the Option and the issuance of the Option Shares thereunder. Without limiting the foregoing, the Company has no obligation to file a registration statement under the Securities Act of 1933 or under any similar act or law for the registration or qualification of any Option or any of the Option Shares or to otherwise assist any Optionee in complying with any exemption from registration.

           b. The certificate or certificates representing the Option Shares acquired by exercise of the Option shall bear such legends as determined by the Company in its sole and absolute discretion, including without limitation any applicable federal or state securities law or corporate law restrictions and legends setting forth the Repurchase Right and Right of First Refusal of the Company. In order to ensure compliance with the restrictions set forth in this Plan and the Option Agreement, the Company also may issue appropriate stop-transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records.

           10. No Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any of the Option Shares subject to an Option until the date of the issuance of a stock certificate(s) for the Option Shares for which the Option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 5(b) of this Plan.

           11. No Rights in Other Capacities. Nothing in this Plan or in any Option Agreement shall confer upon any Optionee any right to continue as an employee or director or consultant or advisor of the Company (or any other member of the Corporate Group) or interfere in any manner with any right of the Company (or any other member of the Corporate Group or other relevant entity) to terminate the employment or directorship or engagement of an Optionee at any time. No Optionee shall have any authority to act on behalf of the Company in any capacity with respect to his or her own participation in this Plan or with respect to his or her own Option Agreement or Option granted hereunder.

           12. Use of Proceeds. The proceeds received by the Company from the payment of the Option Price pursuant to exercise of an Option shall be used for such corporate purposes as determined by the Board in its discretion.

           13. Lock-Up Restrictions. In connection with any underwritten public offering of stock or other securities of the Company, including without limitation an initial public offering by the Company of its common stock, made by the Company pursuant to an effective registration statement filed under applicable federal securities acts, the Optionee shall fully comply with and cooperate with the Company and any managing underwriter in connection with any stock "lock-up" or "standstill" agreements or similar restrictions on the offer or sale or contract to sell or other transfer or assignment or pledge or loan or other encumbrance of the shares of the common stock of the Company (including without limitation any of the Option Shares) generally applicable to similarly situated shareholders or optionholders of the Company.

           14. Mandatory Notice of Disposition. The Optionee shall transfer or dispose of any of the Option Shares only in compliance with the provisions of this Plan and the Option Agreement. Without limiting the other provisions of this Plan or the Option Agreement, in the event the Optionee disposes of any of the Option Shares within two (2) years of the Grant Date of the Option or within one (1) year after the transfer of the Option Shares to the Optionee in connection with an exercise of the Option, whether such disposition is made by sale, exchange, gift or otherwise, then the Optionee shall notify the Chief Financial Officer of the Company of such disposition in writing within thirty
(30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such Option Share or Option Shares by the Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to withhold from the Optionee or to require the Optionee to immediately pay to the Company the aggregate amount of taxes, if any, which the Company is required to withhold under federal or state or other applicable law as a result of the granting or exercise of the subject Option or the disposition of the subject Option Shares.


           15. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Board may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of any Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

           16. Termination or Amendment of Plan.
               --------------------------------

           a. The Board may at any time terminate or amend this Plan prior to the expiration of this Plan, provided however that without the approval of the shareholders of the Company there shall be: (i) no increase in the total number of shares of stock which may be issued under this Plan (except by operation of the provisions of Section 5(b) hereof), and (ii) no change in the classes of persons eligible to be granted Options.

           b. No amendment of this Plan may adversely affect any then outstanding Option or any unexercised portion thereof without the consent of the Optionee; provided however that subject to Section 16(a) hereof the Board expressly reserves the right to amend the terms and provisions of this Plan and of any outstanding Options under this Plan to the extent necessary to qualify such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other statutes or regulations which become effective after the effective date of this Plan.

           17. Financial Statements. Subsequent to the Effective Date of the Plan, the Optionees shall receive financial statements from the Company on at least an annual basis to the extent required by the then applicable Rules of the Commissioner of Corporations for the State of California or as otherwise required by law.


           18. Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Plan or any Option Agreement (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

           19. Administration. This Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any references in this Plan to the Board shall also be deemed to refer to such committee of the Board if appointed for such purposes with the relevant powers. The Board may also at any time terminate the functions of such committee and reassume all powers and authority previously delegated to the committee. The Board is authorized to establish such rules and regulations as it may deem appropriate for the proper administration of this Plan and to make such determinations under, and issue such interpretations of, this Plan and any Option Agreement or Option granted hereunder as it may deem necessary or advisable. All questions of interpretation of this Plan or any Option Agreement or Option granted hereunder shall be determined by the Board and shall be final and binding upon all persons having an interest in this Plan or any Option Agreement or Option granted hereunder. No member of the Board shall vote on any matter concerning his or her own participation in this Plan. No member of the Board shall be liable for any action or interpretation made in good faith hereunder.

           20. General Provisions.
               ------------------

           a. This Plan constitutes the entire COMC, Inc. 1999 Stock Option Plan, subject to termination or amendment as herein provided. In the event of any conflict between the terms or provisions of this Plan and any Option Agreement for any Option granted hereunder, the terms and provisions of this Plan shall control.

           b. This Plan shall be construed in accordance with and governed by the laws of the State of California without reference to the principles of conflicts of law.

           c. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall be held by the final judgment of a court of competent jurisdiction to be invalid or unlawful or unenforceable, then the remaining provisions of this Plan shall remain in full force and effect and shall be construed to give the fullest effect to the purpose of this Plan and the intended qualification of this Plan pursuant to Section 422 of the Code and pursuant to Section 25102(o) of the California Corporations Code and the respective regulations and rules thereunder (as amended or superseded).

           d. When the context requires, the plural shall include the singular and the singular the plural and any gender shall include any other gender. Section headings are for convenience only and are not part of this Plan.

           21. Copies of Plan. A complete copy of this Plan as then in effect shall be delivered to each Optionee at or before the time such person executes and delivers the relevant Option Agreement.

DATE OF ADOPTION OF THIS PLAN BY THE BOARD OF DIRECTORS OF THE COMPANY: NOVEMBER 30, 1999


DATE OF APPROVAL OF THIS PLAN BY THE SHAREHOLDERS OF THE COMPANY:

___________________, 2000

                                  ATTACHMENT G

                          FIRST AMENDMENT TO COMC, INC.

                             1999 STOCK OPTION PLAN

           This First Amendment to COMC, INC. 1999 STOCK OPTION PLAN (this "First Amendment") is adopted by the Board of Directors (the "Board") of COMC, Inc., an Illinois corporation (the "Corporation") as of October 10, 2000, and shall be effective upon obtaining the necessary shareholder approval, as set forth below.

           WHEREAS, on November 30, 1999, the Board adopted the COMC, INC., 1999 Stock Option Plan (the "Plan");

           WHEREAS, pursuant to Section 5(a) of the Plan, a total of One Million shares of the Corporation's common stock, subject to adjustment as provided in
Section 5(b) of the Plan, were reserved for issuance under the Plan;

           WHEREAS, the Board has determined that it is in the best interest of the Corporation to increase the number of shares of the Corporation's common stock reserved for issuance under the Plan from One Million to Two Million;

           WHEREAS, pursuant to Section 16(a) of the Plan, any increase in the number of shares of common stock reserved for issuance under the Plan shall require the approval of the Corporation's shareholders.

           NOW, THEREFORE, subject to the receipt of the required shareholder approval as mandated by Section 16(a) of the Plan, the Plan is hereby amended as follows:

           Section 1. Amendments to Section 5(a) of the Plan

           Effective on the date this First Amendment is approved by a majority of the Corporation's shareholders, Section 5(a) is amended by deleting the reference to "One Million (1,000,000) shares" and replacing the language deleted with "Two Million (2,000,000) shares," thereby increasing the shares reserved for issuance under the Plan from One Million (1,000,000) to Two Million (2,000,000):

           Section 2. Shareholder Approval

           In accordance with Section 16(a) of the Plan, this First Amendment shall only become effective upon obtaining the approval or written consent of at least a majority of the Corporation's shareholders.

           Section 3. Miscellaneous

           3.1 Internal References. On and after the effective date hereof, each reference in the Plan to "this Plan," "the Plan," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Plan, as amended hereby.

           3.2 Governing Law. This First Amendment shall be governed by, and construed and interpreted in accordance with the internal laws (as opposed to the conflict of laws provisions) of, the State of California.

           3.3 Section Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment or be given any substantive effect.

           IN WITNESS WHEREOF, the Board has approved and adopted this First Amendment to the COMC, INC. 1999 STOCK OPTION PLAN as of the date first above written.



                                      COMC, INC., an Illinois corporation



                                      By:
                                         ---------------------------------------
                                         John J. Ackerman, Chairman of the Board



Date of approval of this First Amendment by the shareholders of COMC, Inc.:
___________

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF COMC, INC.
                      2000 ANNUAL MEETING OF STOCKHOLDERS

                                 --------------

           The undersigned Stockholder of COMC, Inc., an Illinois corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 20, 2000, and hereby appoints Christopher R. Smith and John J. Ackerman, or either of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of COMC, Inc., to be held on November 28, 2000 at 9:00 a.m. Pacific Time at the offices of COMC, Inc., 2840 Howe Road, Suite C, 94553-4000 Telephone No.(925) 335-4060, and at any adjournment(s) thereof and to vote all shares of Common Stock of COMC, Inc., which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:



1. ELECTION OF DIRECTORS (Proposal 1):


NOMINEES:
---------

JOHN J. ACKERMAN

PAUL M. BAKKER

WILLIAM M. BURNS

PATRICK J. GUARINO

CHRISTOPHER R. SMITH

FOR ALL                   WITHHELD FROM ALL         FOR ALL NOMINEES
NOMINEES:                 NOMINEES:                 EXCEPT:
         --------------              --------------          ------------------


INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write such nominee's name in the space provided above.

2. Approval of REINCORPORATION (PROPOSAL 2):

FOR:                AGAINST:                 ABSTAIN:
     --------------          --------------           ------------------

3. APPROVAL OF COMC, INC. 1999 STOCK OPTION PLAN AS AMENDED BY THE FIRST AMENDMENT TO THE COMC, INC. 1999 STOCK OPTION PLAN (PROPOSAL 3):

FOR:                AGAINST:                 ABSTAIN:
     --------------          --------------           ------------------

4. RATIFICATION OF THE GRANT OF STOCK OPTIONS IN THE TOTAL AMOUNT OF 286,000 SHARES OF COMMON STOCK TO CERTAIN KEY EMPLOYEES (PROPOSAL 4):

FOR:                AGAINST:                 ABSTAIN:
     --------------          --------------           ------------------

5. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000 (PROPOSAL 5):

FOR:                AGAINST:                 ABSTAIN:
     --------------          --------------           ------------------

and, in their discretion, upon such other matter or matters which may properly come before the Annual Meeting and any adjournment(s) thereof. Detach above card, mark, sign, date and mail in postage paid envelope provided.

                                   COMC, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

           THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED: (1) FOR THE ELECTION OF THE NOMINATED DIRECTORS, (2) FOR APPROVAL of REINCORPORATION, (3) FOR APPROVAL OF THE COMC, INC. 1999 STOCK OPTION PLAN, AS AMENDED (4) FOR THE RATIFICATION OF THE GRANT OF STOCK OPTIONS IN THE TOTAL AMOUNT OF 286,000 SHARES OF COMMON STOCK TO CERTAIN KEY EMPLOYEES, AND (5) FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.


           STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY PREVIOUSLY MAILED THIS PROXY.


                               Please be sure to sign and date this Proxy below.

                              Dated:                          , 2000
                                    --------------------------

                              --------------------------------------

                              Stockholder sign above

                              -------------------------------------

                              Co-holder (if any) sign above

                              (This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                               PLEASE ACT PROMPTLY

                 MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY